Exhibit 4.1

EXECUTION COPY

POLARIS INDUSTRIES INC.

_________

MASTER NOTE PURCHASE AGREEMENT

_________

Dated as of July 2, 2018

Initial Issuance of
$350,000,000 4.23% Senior Notes, Series 2018, due July 3, 2028

SERIES 2018 PPN: 731068 B*2

i

	5.19	Solvency of Subsidiary Guarantors	13

6.	REPRESENTATIONS OF THE PURCHASERS		14
	6.1	Purchase for Investment	14
	6.2	Source of Funds	14

7.	INFORMATION AS TO COMPANY		16
	7.1	Financial and Business Information	16
	7.2	Officer’s Certificate	18
	7.3	Visitation	19

8.	PREPAYMENT OF THE NOTES		20
	8.1	No Scheduled Prepayments	20
	8.2	Optional Prepayments	20
	8.3	Mandatory Offer to Prepay Upon Change of Control	20
	8.4	Allocation of Partial Prepayments	22
	8.5	Maturity; Surrender, etc.	22
	8.6	Purchase of Notes	22
	8.7	Make-Whole Amount	23

9.	AFFIRMATIVE COVENANTS		24
	9.1	Compliance with Law	24
	9.2	Insurance	25
	9.3	Maintenance of Properties	25
	9.4	Payment of Taxes and Claims	25
	9.5	Corporate Existence, etc.	25
	9.6	Books and Records	26
	9.7	Subsidiary Guaranty; Release	26
	9.8	Ranking of Notes	27

10.	NEGATIVE COVENANTS		27
	10.1	Leverage Ratio	27
	10.2	Interest Coverage Ratio	27
	10.3	Priority Debt	27
	10.4	Liens	27
	10.5	Mergers, Consolidations, etc.	39
	10.6	Sale of Assets	30
	10.7	Nature of Business	31
	10.8	Transactions with Affiliates	31
	10.9	Terrorism Sanctions Regulations	31
	10.10	Most Favored Lender	32

11.	EVENTS OF DEFAULT		33

12.	REMEDIES ON DEFAULT, ETC.		35
	12.1	Acceleration	35
	12.2	Other Remedies	36

	12.3	Rescission	36
	12.4	No Waivers or Election of Remedies, Expenses, etc.	36

13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES		37
	13.1	Registration of Notes	37
	13.2	Transfer and Exchange of Notes	37
	13.3	Replacement of Notes	37

14.	PAYMENTS ON NOTES		38
	14.1	Place of Payment	38
	14.2	Home Office Payment	38

15.	EXPENSES, ETC.		38
	15.1	Transaction Expenses	38
	15.2	Survival	39

16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT		39

	17.	AMENDMENT AND WAIVER	39
	17.1	Requirements	39
	17.2	Solicitation of Holders of Notes	40
	17.3	Binding Effect, etc.	40
	17.4	Notes held by Company, etc.	41

18.	NOTICES		41

19.	REPRODUCTION OF DOCUMENTS		41

20.	CONFIDENTIAL INFORMATION		42

21.	SUBSTITUTION OF PURCHASER		43

22.	MISCELLANEOUS		43
	22.1	Successors and Assigns	43
	22.2	Payments Due on Non-Business Days	43
	22.3	Accounting Matters	43
	22.4	Severability	44
	22.5	Construction, etc.	44
	22.6	Counterparts	44
	22.7	Governing Law; Submission to Jurisdiction	45
	22.8	Jurisdiction and Process; Waiver of Jury Trial	45

SCHEDULE A	--	Information Relating to Purchasers
SCHEDULE B	--	Defined Terms

SCHEDULE 5.3	--	Disclosure Materials
SCHEDULE 5.4	--	Subsidiaries; Affiliates
SCHEDULE 5.5	--	Financial Statements
SCHEDULE 5.14	--	Use of Proceeds
SCHEDULE 5.15	--	Existing Indebtedness
SCHEDULE 10.4	--	Liens

EXHIBIT 1.1	--	Form of Series 2018 Note
EXHIBIT 1.2	--	Form of Supplement
EXHIBIT 1.3	--	Form of Subsidiary Guaranty
EXHIBIT 4.4(a)	--	Form of Opinions of Counsel for the Company
EXHIBIT 4.4(b)	--	Form of Opinion of Special Counsel for the Purchasers

POLARIS INDUSTRIES INC.
2100 Highway 55
Medina, MN 55340
(763) 542-0500
Fax: (763) 542-0599

$350,000,000 4.23% Senior Notes, Series 2018, due July 3, 2028

Dated as of July 2, 2018

TO EACH OF THE PURCHASERS LISTED IN
THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

POLARIS INDUSTRIES INC., a Minnesota corporation (the “Company”), agrees with you as follows:

1.            AUTHORIZATION OF NOTES.

1.1                                        Description of Notes to be Initially Issued.

The Company has authorized the issue and sale of $350,000,000 aggregate principal amount of its 4.23% Senior Notes, Series 2018, due July 3, 2028 (the “Series 2018 Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement).  The Series 2018 Notes shall be substantially in the form set out in Exhibit 1.1, with such changes therefrom, if any, as may be approved by you and the Company.  Certain capitalized terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

1.2                                        Additional Series of Notes.

In addition to the issuance and sale of the Series 2018 Notes, the Company may, in its sole and absolute discretion, from time to time issue and sell one or more additional series of notes pursuant to this Agreement (the “Additional Notes” and together with the Series 2018 Notes, the “Notes”), provided that the aggregate principal amount of all Notes issued pursuant to this Agreement shall not exceed $500,000,000.  Each series of Additional Notes will be issued pursuant to a supplement to this Agreement (a “Supplement”) in substantially the form of Exhibit 1.2, and will be subject to the following terms and conditions:

(a) the designation of each series of Additional Notes shall distinguish such series from the Notes of all other series;

(b) each series of Additional Notes may consist of different and separate tranches and may differ as to outstanding principal amounts, maturity dates, interest rates and premiums or make-whole amounts, if any, and price and terms of redemption or payment prior to maturity;

(c) all Notes issued under this Agreement, including pursuant to any Supplement, shall rank pari passu with each other and shall constitute Senior Funded Debt;

(d) each series of Additional Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory or optional prepayments, if any, on the dates and with the make-whole amounts, premiums or breakage amounts, if any, as are provided in the Supplement under which such Additional Notes are issued, and shall have such additional or different conditions precedent to closing and such additional or different representations and warranties or, subject to Section 1.2(e), other terms and provisions as shall be specified in such Supplement;

(e) any additional or more restrictive covenants, Defaults, Events of Default, rights or similar provisions that are added by a Supplement for the benefit of the series of Notes to be issued pursuant to such Supplement shall apply to all outstanding Notes, whether or not the Supplement so provides; and

(f) except to the extent provided in foregoing clause (d), all of the provisions of this Agreement shall apply to all Additional Notes.

1.3                                        Subsidiary Guaranty.

The payment by the Company of all amounts due on or in respect to the Notes and the performance by the Company of its obligations under this Agreement will be guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty in substantially the form of the attached Exhibit 1.3, as it may be amended or supplemented from time to time (the “Subsidiary Guaranty”).

1.4                                        Additional Interest.

If the Leverage Ratio exceeds 3.00 to 1.00 as of the date of any fiscal quarter end pursuant to the terms of Section 10.1, as evidenced by an Officer’s Certificate delivered pursuant to Section 7.2(a), the interest rate payable on the Notes shall be increased by (i) 0.25% for any period that the Leverage Ratio exceeds 3.00 to 1.00 but is less than or equal to 3.50 to 1.00 and (ii) 0.75% for any period that the Leverage Ratio exceeds 3.50 to 1.00 (collectively clauses (i) and (ii), the “Incremental Interest”) for a period of time determined as follows: (a) such Incremental Interest shall begin to accrue on the first day of the fiscal quarter following the fiscal quarter in respect of which such Officer’s Certificate was delivered, and (b) shall continue to accrue until the Company has provided an Officer’s Certificate pursuant to Section 7.2(a) demonstrating that, as of the last day of the fiscal quarter in respect of which such Certificate is delivered, the Leverage Ratio is not more than 3.00 to 1.00, and in the event such Officer’s Certificate is delivered, the Incremental Interest shall cease to accrue on the last day of the fiscal quarter in respect of which such Certificate is delivered. For the avoidance of doubt, (i) if the Leverage Ratio exceeds 3.00 to 1.00 as of the last day of a fiscal quarter, Incremental Interest shall accrue as provided in this Section 1.4 regardless of whether an Officer’s Certificate is delivered pursuant to Section 7.2(a) and (ii) in no event shall the Incremental Interest for any period exceed 0.75%.

2.            SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and each of the other purchasers named in Schedule A (the “Other Purchasers”), and you and the Other Purchasers will purchase from the Company, at the Closing provided for in Section 3, Notes in the denomination, principal amount and tranche specified opposite your names in Schedule A at the purchase price of 100% of the principal amount thereof.  Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

3.            CLOSING.

The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Foley & Lardner LLP, 321 N. Clark Street, Suite 2800, Chicago, Illinois 60654 at 9:00 a.m., Chicago time, at a closing (the “Closing”) on July 2, 2018 or on any Business Day on or prior to July 31, 2018 as may be agreed upon by the Company and you and the Other Purchasers.  At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of Polaris Sales Inc. to account number 1702 2513 9170 at U.S. Bank National Association, Global Trade Services, U.S. Bancorp Center, 800 Nicollet Mall, BG-MN-H20G, Minneapolis, Minnesota 55402, ABA No. 091000022.  If at the Closing the Company fails to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.            CONDITIONS TO CLOSING.

Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1                                        Representations and Warranties.

The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2                                        Performance; No Default.

The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.

4.3                                        Compliance Certificates.

(a) Officer’s Certificate.  The Company shall have delivered to you an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Secretary’s Certificate.  The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

4.4                                        Opinions of Counsel.

You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Kaplan, Strangis and Kaplan, P.A., counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company instructs its counsel to deliver such opinion to you) and (b) from Foley & Lardner LLP, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

4.5                                        Purchase Permitted By Applicable Law, etc.

On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.  If requested by you, you shall have received an Officer’s Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6                                        Sale of Other Notes.

Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

4.7                                        Payment of Special Counsel Fees.

Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees and documented out-of-pocket expenses of your special counsel referred to in Section 4.4, to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.8                                        Private Placement Numbers.

A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained by Foley & Lardner LLP for each tranche or series of the Notes.

4.9                                        Changes in Corporate Structure.

The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10                                     Funding Instructions.

At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

4.11                                    Subsidiary Guaranty.

Each Subsidiary Guarantor shall have executed and delivered the Subsidiary Guaranty in favor of you and the Other Purchasers and you shall have received a copy of the executed Subsidiary Guaranty.

4.12                                    Proceedings and Documents.

All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.            REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to you that:

5.1                                        Organization; Power and Authority.

The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

5.2                                        Authorization, etc.

This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

The Subsidiary Guaranty has been duly authorized by all necessary corporate, partnership or limited liability company action (as the case may be) on the part of each Subsidiary Guarantor and upon execution and delivery thereof will constitute the legal, valid and binding obligation of each Subsidiary Guarantor, enforceable against each Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3                                        Disclosure.

The Company, through its agent, Banc of America Securities LLC, has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated June 6, 2018 (the “Memorandum”), relating to the transactions contemplated hereby.  The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries as of the date of this Agreement.  This Agreement, the Memorandum (including the Company’s SEC filings referred to therein) and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5 (this Agreement, the Memorandum (including the Company’s SEC filings referred to therein) and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to June 19, 2018 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided, that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.  Except as disclosed in the Disclosure Documents, since December 31, 2017, there has been no change in the financial condition, operations or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.  There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

5.4                                        Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a) Schedule 5.4 contains (except as noted therein) complete and correct lists of:  (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, the percentage of shares of each class of its Equity Interests outstanding owned by the Company and each Subsidiary and whether such Subsidiary is a guarantor under the Credit Agreement, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers.

(b) All of the outstanding Equity Interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d) No Subsidiary is a party to, or otherwise subject to, any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate, partnership or limited liability company law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding Equity Interests of such Subsidiary.

5.5                                        Financial Statements.

The Company has delivered to you and each Other Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5.  All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).  The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

5.6                                      Compliance with Laws, Other Instruments, etc.

The execution, delivery and performance by the Company of this Agreement and the Series 2018 Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

The execution, delivery and performance by each Subsidiary Guarantor of the Subsidiary Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Subsidiary Guarantor under, any agreement, or corporate charter or by-laws, to which such Subsidiary Guarantor is bound or by which such Subsidiary Guarantor or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Subsidiary Guarantor or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Subsidiary Guarantor.

5.7                                        Governmental Authorizations, etc.

No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Series 2018 Notes or the execution, delivery or performance by each Subsidiary Guarantor of the Subsidiary Guaranty.

5.8                                        Litigation; Observance of Agreements, Statutes and Orders.

(a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9                                        Taxes.

The Company and its Subsidiaries have filed all Federal and other Material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.  The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate.  The Federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2012.

5.10                                    Title to Property; Leases.

The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement.  All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11                                    Licenses, Permits, etc.

(a) The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

(b) To the knowledge of the Company, no product of the Company or any Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(c) To the knowledge of the Company, there is no Material violation by any Person of any right of the Company or any Subsidiary with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any Subsidiary.

5.12                                   Compliance with ERISA.

(a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities.  The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes to you hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code.  The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13                                    Private Offering by the Company.

Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you and the Other Purchasers and not more than 5 other Institutional Investors, each of which has been offered the Notes at a private sale for investment.  Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

5.14                                   Use of Proceeds; Margin Regulations.

The Company will apply the proceeds of the sale of the Notes to repay Indebtedness of the Company as set forth in Schedule 5.14, for general corporate purposes or for acquisitions.  No part of the proceeds from the sale of the Notes will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 1% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 1% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

5.15                                    Existing Indebtedness; Future Liens.

(a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of March 31, 2018, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries.  Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or any Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 10.4, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4.

(c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as specifically indicated in Schedule 5.15.

5.16                                    Foreign Assets Control Regulations, Anti-Terrorism Order, etc.

(a) Neither the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) to the Company’s knowledge, is a target of sanctions that have been imposed by the United Nations or the European Union.

(b) Neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c) No part of the proceeds from the sale of the Notes hereunder:

(i) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

(ii) will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

(iii) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.

(d) The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

5.17                                    Status under Certain Statutes.

Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the ICC Termination Act, as amended, or the Federal Power Act, as amended.

5.18                                    Environmental Matters.

(a) Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any Subsidiary or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(c) Neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.

(d) All buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

5.19                                    Solvency of Subsidiary Guarantors.

After giving effect to the issuance and sale of the Notes and the application of the proceeds thereof and due consideration to any rights of contribution and reimbursement, (i) each Subsidiary Guarantor has received fair consideration and reasonably equivalent value for the incurrence of its obligations under the Subsidiary Guaranty or as contemplated by the Subsidiary Guaranty, (ii) the fair value of the assets of each Subsidiary Guarantor (at fair valuation) exceeds its liabilities, (iii) each Subsidiary Guarantor is able to and expects to be able to pay its debts as they mature, and (iv) each Subsidiary Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

6.            REPRESENTATIONS OF THE PURCHASERS.

6.1                                        Purchase for Investment.

You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control.  You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2                                        Source of Funds.

You represent that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan”, “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7.            INFORMATION AS TO COMPANY.

7.1                                        Financial and Business Information

The Company will deliver to each holder of Notes that is an Institutional Investor (and for purposes of Section 7, you and each Other Purchaser shall be deemed to be a holder of Notes commencing on the date of this Agreement):

(a) Quarterly Statements -- within 60 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter,

(ii) consolidated statements of income of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, and

(iii) consolidated statements of cash flows of the Company and its Subsidiaries for such quarter or (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a), and, if so delivered, shall be deemed to have been delivered on the date the Company posts such Form 10-Q on the SEC’s EDGAR website;

(b) Annual Statements -- within 105 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each fiscal year of the Company, duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(b) and, if so delivered, shall be deemed to have been delivered on the date the Company posts such Form 10-Q on the SEC’s EDGAR website;

(c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material; provided that such documents shall be deemed to have been delivered on the date the Company posts the same on the SEC’s EDGAR website;

(d) Notice of Default or Event of Default -- promptly, and in any event within 10 days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed Default hereunder or that any Person has given notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) ERISA Matters -- promptly, and in any event within 10 days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(g) Supplements -- promptly and in any event within 10 Business Days after the execution and delivery of any Supplement, a copy thereof; and

(h) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any Subsidiary or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2                                        Officer’s Certificate.

Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or (b) shall be accompanied by a certificate of a Senior Financial Officer (or if such financial statements are delivered by virtue of the Company posting the same on the SEC’s EDGAR website, then such certificate will be concurrently delivered to each holder of the Notes by e-mail or in accordance with Section 18) setting forth:

(a) Covenant Compliance -- the information (including detailed calculations and reconciliations to GAAP in the event of a change in the treatment of operating leases under GAAP) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.9, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence).  In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.3) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election.

(b) Event of Default -- a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

(c) Subsidiary Guarantors -- a list of all Subsidiaries that are Subsidiary Guarantors and certifying that each Subsidiary that is required to be a Subsidiary Guarantor pursuant to Section 9.7 is a Subsidiary Guarantor, in each case, as of the date of such certificate of Senior Financial Officer.

7.3                                        Visitation.

The Company will permit the representatives of each holder of Notes that is an Institutional Investor:

(a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times during normal business hours; provided that each holder of Notes shall be entitled to not more than one visitation during any fiscal year; and

(b) Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.            PREPAYMENT OF THE NOTES.

8.1                                        No Scheduled Prepayments.

No regularly scheduled prepayments are due on the Series 2018 Notes prior to their stated maturity.

8.2                                        Optional Prepayments.

(a) Fixed Rate Notes.  The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of one or more series of the fixed rate Notes, in an amount not less than $1,000,000 in the aggregate in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount.  For the avoidance of doubt, any Make-Whole Amount determination pursuant to this Section 8.2(a) shall exclude any Incremental Interest.  The Company will give each holder of each series of fixed rate Notes to be prepaid written notice of each optional prepayment under this Section 8.2(a) not less than 30 days and not more than 60 days prior to the date fixed for such prepayment.  Each such notice shall specify such date, the aggregate principal amount of each series of fixed rate Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Two Business Days prior to such prepayment, the Company shall deliver to each holder of the series of fixed rate Notes being prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

(b) Prepayments During Defaults or Events of Defaults.  Anything in Section 8.2(a) to the contrary notwithstanding, during the continuance of a Default or Event of Default, the Company may prepay less than all of the outstanding fixed rate Notes pursuant to Section 8.2(a) only if such prepayment is allocated among all of the series of fixed rates Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts of the Notes in each such series not theretofore called for prepayment.

8.3                                        Mandatory Offer to Prepay Upon Change of Control.

(a) Notice of Change of Control or Control Event -- The Company will, within 10 Business Days after any Responsible Officer has knowledge of the occurrence of any Change of Control or Control Event, give notice of such Change of Control or Control Event to each holder of Notes unless notice in respect of such Change of Control (or the Change of Control contemplated by such Control Event) shall have been given pursuant to paragraph (b) of this Section 8.3.  If a Change of Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in paragraph (c) of this Section 8.3 and shall be accompanied by the certificate described in paragraph (g) of this Section 8.3.

(b) Condition to Company Action -- The Company will not take any action that consummates or finalizes a Change of Control (which, for purposes of clarity, shall not include Control Events) unless (i) at least 15 Business Days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes accompanied by the certificate described in paragraph (g) of this Section 8.3, and (ii) subject to the provisions of paragraph (d) below, contemporaneously with such action, it prepays all Notes required to be prepaid in accordance with this Section 8.3.

(c) Offer to Prepay Notes -- The offer to prepay Notes contemplated by paragraphs (a) and (b) of this Section 8.3 shall be an offer to prepay, in accordance with and subject to this Section 8.3, all, but not less than all, of the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”).  If such Proposed Prepayment Date is in connection with an offer contemplated by paragraph (a) of this Section 8.3, such date shall be not less than 30 days and not more than 60 days after the date of such offer.

(d) Acceptance; Rejection -- A holder of Notes may accept the offer to prepay made pursuant to this Section 8.3 by causing a notice of such acceptance to be delivered to the Company on or before the date specified in an officer’s certificate pursuant to paragraph (g)(vii) of this Section 8.3.  A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.3, or to accept an offer as to all of the Notes held by the holder, within such time period shall be deemed to constitute rejection of such offer by such holder.

(e) Prepayment -- Prepayment of the Notes to be prepaid pursuant to this Section 8.3 shall be at 100% of the outstanding principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment and shall not require the payment of any Make-Whole Amount.  The prepayment shall be made on the Proposed Prepayment Date except as provided in paragraph (f) of this Section 8.3.

(f) Deferral Pending Change of Control -- The obligation of the Company to prepay Notes pursuant to the offers required by paragraphs (a) and (b) and accepted in accordance with paragraph (d) of this Section 8.3 is subject to the occurrence of the Change of Control in respect of which such offers and acceptances shall have been made.  In the event that such Change of Control does not occur on or prior to the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change of Control occurs.  The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change of Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change of Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.3 in respect of such Change of Control shall be deemed rescinded).  Notwithstanding the foregoing, in the event that the prepayment has not been made within 90 days after such Proposed Prepayment Date by virtue of the deferral provided for in this Section 8.3(f), the Company shall make a new offer to prepay in accordance with paragraph (c) of this Section 8.3.

(g) Officer’s Certificate -- Each offer to prepay the Notes pursuant to this Section 8.3 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date, (ii) that such offer is made pursuant to this Section 8.3, (iii) the principal amount of each Note offered to be prepaid, (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date, (v) that the conditions of this Section 8.3 have been fulfilled, (vi) in reasonable detail, the nature and date or proposed date of the Change of Control and (vii) the date by which any holder of a Note that wishes to accept such offer must deliver notice thereof to the Company, which date shall not be earlier than 5 Business Days prior to the Proposed Prepayment Date or, in the case of a prepayment pursuant to Section 8.3(b), the date of the action that consummates or finalizes a Change of Control.

8.4                                        Allocation of Partial Prepayments.

In the case of each partial prepayment of Notes of a series pursuant to Section 8.2(a), the principal amount of the Notes of the series to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.5                                        Maturity; Surrender, etc.

In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any.  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full, after such payment and upon the written request of the Company, shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.6                                        Purchase of Notes.

The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of any series of Notes at the time outstanding upon the same terms and conditions.  Any such offer shall provide each holder with sufficient information reasonably determined by the Company to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days.  If the holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer.  The Company will promptly cancel all Notes acquired by the Company or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes

8.7                                        Make-Whole Amount.

The term “Make-Whole Amount” means, with respect to any fixed rate Note denominated in U.S. Dollars, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note minus the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the Make-Whole Amount pursuant to Section 8.7, the following terms have the following meanings:

“Called Principal” means, with respect to any fixed rate Note denominated in U.S. Dollars, the principal of such Note that is to be prepaid pursuant to Section 8.2(a) or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any fixed rate Note denominated in U.S. Dollars, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any fixed rate Note denominated in U.S. Dollars, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2(a) or 12.1.

“Settlement Date” means, with respect to the Called Principal of any fixed rate Note denominated in U.S. Dollars, the date on which such Called Principal is to be prepaid pursuant to Section 8.2(a) or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.            AFFIRMATIVE COVENANTS.

The Company covenants that from the date of this Agreement and for so long as any of the Notes are outstanding:

9.1                                        Compliance with Law.

The Company will, and will cause each Subsidiary to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject (including ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16) and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2                                        Insurance.

The Company will, and will cause each Subsidiary to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is reasonable in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3                                        Maintenance of Properties.

The Company will, and will cause each Subsidiary to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (ordinary wear and tear and damages from casualty excepted), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4                                        Payment of Taxes and Claims.

The Company will, and will cause each Subsidiary to, file all tax returns required to be filed in any jurisdiction and to pay and discharge when due all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5                                        Corporate Existence, etc.

Subject to Section 10.5, the Company will at all times preserve and keep in full force and effect its corporate existence.  Subject to Sections 10.5 and 10.6, the Company will at all times preserve and keep in full force and effect the corporate, partnership or limited liability company existence of each of its Subsidiaries (unless merged into the Company or a Wholly Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate, partnership or limited liability company existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

9.6                                        Books and Records.

The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be.

9.7                                        Subsidiary Guaranty; Release.

(a) Subsidiary Guarantors. The Company will cause any Domestic Subsidiary that, on or after the date of the Closing (whether or not required by the terms of the Credit Agreement), is a guarantor, borrower, or co-obligor in respect of the Credit Agreement, or otherwise becomes obligated in respect of Indebtedness under the Credit Agreement, to enter into the Subsidiary Guaranty concurrently therewith and as part thereof to deliver to each of the holders:

(i) an executed counterpart of the Subsidiary Guaranty, or, if the Subsidiary Guaranty has been previously executed and delivered, an executed counterpart of a Joinder thereto;

(ii) copies of such directors’ or other authorizing resolutions, charter, bylaws and other constitutive documents of such Subsidiary as the Required Holders may reasonably request; and

(iii) an opinion of counsel reasonably satisfactory to the Required Holders covering the authorization, execution, delivery, compliance with law, no conflict with other material documents, no consents and enforceability of the Subsidiary Guaranty against such Subsidiary in form and substance reasonably satisfactory to the Required Holders.

(b) Release of Subsidiary Guarantor.  Each holder of a Note fully releases and discharges from the Subsidiary Guaranty a Subsidiary Guarantor, immediately and without any further act, upon (i) the Disposition of such Subsidiary Guarantor by the Company in compliance with Section 10.6 or (ii) such Subsidiary Guarantor being released and discharged as a guarantor under and in respect of the Credit Agreement; provided that in the case of clause (ii) if any fee or other consideration is paid or given to any holder of Indebtedness under the Credit Agreement in connection with such release, other than the repayment of all or a portion of such Indebtedness under the Credit Agreement, each holder of a Note receives equivalent consideration on a pro rata basis; provided, however, in the case of both clauses (i) and (ii): (x) no Default or Event of Default exists or will exist immediately following such release and discharge; and (y) at the time of such release and discharge, the Company delivers to each holder of Notes a certificate of a Responsible Officer certifying (A) that a Disposition of such Subsidiary Guarantor has occurred in compliance with Section 10.6 or that such Subsidiary Guarantor has been or is being released and discharged as a guarantor under and in respect of the Credit Agreement and (B) as to the matters set forth in clause (x).

9.8                                        Ranking of Notes.

The Notes and the Company’s obligations under this Agreement will rank at least pari passu with all of the Company’s outstanding unsecured Senior Funded Debt.

10.            NEGATIVE COVENANTS.

The Company covenants that from the date of this Agreement and for so long as any of the Notes are outstanding:

10.1                                     Leverage Ratio.

The Company will not permit the Leverage Ratio, as of the last day of each fiscal quarter of the Company, to be more than 3.50 to 1.00; provided that, upon notice by the Company to the holders of Notes, as of the last day of each of the four consecutive fiscal quarters beginning with and including the fiscal quarter in which a Qualified Acquisition is consummated (each such period, an “Elevated Leverage Period”), the Leverage Ratio may be greater than 3.50 to 1.00, but in no event greater than 4.00 to 1.00; provided that it is understood and agreed that (i) the Company may not permit the Leverage Ratio to be more than 3.50 to 1.00 until there has been at least two complete fiscal quarters since the last Elevated Leverage Period ended; (ii) there shall not be more than three Elevated Leverage Periods during the term of this Agreement and the Notes; and (iii) if the Leverage Ratio, as of the last day of any fiscal quarter of the Company exceeds 3.00 to 1.00, the Company shall pay Incremental Interest to the extent required by Section 1.4.

10.2                                     Interest Coverage Ratio.

The Company will not permit the Interest Coverage Ratio, as of the last day of each fiscal quarter of the Company, to be less than 3.00 to 1.00.

10.3                                    Priority Debt.

The Company will not permit Priority Debt at any time to exceed 20% of Consolidated Net Worth as of the end of the most recently completed fiscal quarter of the Company.

10.4                                    Liens.

The Company will not, and will not permit any Subsidiary to, permit to exist, create, assume or incur, directly or indirectly, any Lien on its properties or assets, whether now owned or hereafter acquired, except:

(a) Liens for taxes, assessments or governmental charges not then due and delinquent or the nonpayment of which is permitted by Section 9.4;

(b) Liens in connection with workers’ compensation, unemployment insurance or other social security, old age pension or public liability obligations incurred in the ordinary course of business and not in connection with the borrowing of money and that are not more than 30 days’ overdue or are being contested in good faith by appropriate proceedings;

(c) Liens arising solely by virtue of any statutory or common law provision relating to bankers’ liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution;

(d) any attachment or judgment Lien, unless the judgment it secures has not, within 60 days after the entry thereof, been discharged or execution thereof stayed pending appeal, or has not been discharged within 60 days after the expiration of any such stay;

(e) Liens on cash or securities pledged to secure performance of tenders, surety and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory or regulatory obligations and other obligations of a like nature incurred in the ordinary course of business and not in connection with the borrowing of money;

(f) Liens incidental to the conduct of business or the ownership of properties and assets (whether arising by contract or by operation of law) incurred in the ordinary course of business and not in connection with the borrowing of money and that do not, in the aggregate, materially impair the use of such property in the operation of the business of the Company and its Subsidiaries taken as a whole or the value of such property for the purposes of such business;

(g) encumbrances in the nature of leases, subleases, zoning restrictions, easements, rights of way, minor survey exceptions and other rights and restrictions of record on the use of real property and defects in title arising or incurred in the ordinary course of business, which, individually and in the aggregate, do not materially impair the use of such property or assets subject thereto in the business of the Company and its Subsidiaries taken as a whole;

(h) Liens securing Indebtedness existing on property or assets of the Company or any Subsidiary as of the date of this Agreement that are described in Schedule 10.4;

(i) Liens resulting from extensions, renewals or replacements of Liens permitted by paragraph (h), provided that (i) there is no increase in the principal amount or decrease in maturity of the Indebtedness secured thereby at the time of such extension, renewal or replacement and (ii) any new Lien attaches only to the same property theretofore subject to such earlier Lien;

(j) Liens (i) existing on property at the time of its acquisition by the Company or a Subsidiary and not created in contemplation thereof, whether or not the Indebtedness secured by such Lien is assumed by the Company or a Subsidiary; or (ii) on property (including Capital Leases) created contemporaneously with its acquisition or within 180 days of the acquisition or completion of construction or improvements thereof to secure or provide for all or a portion of the acquisition price or cost of construction or improvements of such property after the date of Closing; or (iii) existing on property of a Person at the time such Person is merged or consolidated with, or becomes a Subsidiary of, or substantially all of its assets are acquired by, the Company or a Subsidiary and not created in contemplation thereof; provided that such Liens do not extend to additional property of the Company or any Subsidiary and that the aggregate principal amount of Indebtedness secured by each such Lien does not exceed the fair market value of the property subject thereto;

(k) Liens securing Indebtedness of a Subsidiary owed to the Company or to a Wholly Owned Subsidiary Guarantor; and

(l) Liens securing Indebtedness not otherwise permitted by paragraphs (a) through (k) above, provided that Priority Debt does not at any time exceed 20% of Consolidated Net Worth as of the end of the most recently completed fiscal quarter of the Company.

Notwithstanding the foregoing or any other provision of this Agreement to the contrary, the Company will not, and will not permit any Subsidiary to, permit to exist, create, assume or incur, directly or indirectly, any Lien on its properties or assets, including capital stock, whether now owned or hereafter acquired, in favor of the lenders or other creditors party to the Credit Agreement, to secure obligations under the Credit Agreement, unless, concurrently therewith, the Notes are equally and ratably secured by a Lien on the same property and assets pursuant to an agreement reasonably acceptable to the Required Holders.

10.5                                    Mergers, Consolidations, etc.

The Company will not consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

(a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company is not such corporation or limited liability company, (i) such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (ii) such corporation or limited liability company shall have caused to be delivered to each holder of any Notes an opinion of independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

(b) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

No such conveyance, transfer or lease of all or substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section 10.5 from its liability under this Agreement or the Notes.

10.6                                    Sale of Assets.

Except as permitted by Section 10.5, the Company will not, and will not permit any Subsidiary to, sell, lease, transfer or otherwise dispose of, including by way of merger (collectively a “Disposition”), any assets, including capital stock of Subsidiaries, in one or a series of transactions, to any Person, other than:

(a) Dispositions by the Company to a Wholly Owned Subsidiary Guarantor or by a Subsidiary to the Company or a Wholly Owned Subsidiary Guarantor;

(b) Dispositions of inventory in the ordinary course of business;

(c) Dispositions of obsolete, slow-moving, idle or worn-out assets no longer used or useful in the business of the Company or such Subsidiary or the trade-in of equipment for equipment in better condition or of better quality;

(d) Dispositions of accounts receivable in a Permitted Receivables Securitization Transaction;

(e) Dispositions by Polaris Acceptance, Inc., a Minnesota corporation (“PAI”), of its partnership interest in Polaris Acceptance, an Illinois general partnership (“Acceptance Partnership”), if required by Section 3.4 of that certain Partnership Agreement, dated as of February 7, 1996, between PAI and Transamerica Joint Ventures, Inc., as the same may be amended, restated or otherwise modified from time to time

(f) Dispositions not otherwise permitted by Section 10.6(a) through (e), provided that:

(i) the aggregate net book value of all assets disposed of in any fiscal year pursuant to this Section 10.6(f) does not exceed 10% of Total Assets as of the end of the immediately preceding fiscal year or; and

(ii) at the time of such Disposition and after giving effect thereto no Default or Event of Default shall have occurred and be continuing.

Notwithstanding the foregoing provisions of this Section 10.6, the Company may, or may permit any Subsidiary to, make a Disposition and the assets subject to such Disposition shall not be subject to or included in any of the foregoing limitations or the computation contained in Section 10.6(f)(i) of the preceding sentence if the net proceeds from such Disposition are within 365 days of such Disposition:

(A)            reinvested in productive assets used in carrying on the business of the Company and its Subsidiaries; or

(B)            the net proceeds from such Disposition are applied to the payment or prepayment of Senior Funded Debt, including the Notes.

For purposes of foregoing clause (B), the Company shall offer to prepay (not less than 30 or more than 60 days following such offer) the Notes on a pro rata basis with such other Senior Funded Debt at a price of 100% of the principal amount of the Notes to be prepaid (without any Make-Whole Amount) together with interest accrued to the date of prepayment; provided that if any holder of the Notes declines or rejects such offer, the proceeds that would have been paid to such holder shall be offered pro rata to the other holders of the Notes that have accepted the offer.  A failure by a holder of Notes to respond in writing not later than 10 Business Days prior to the proposed prepayment date to an offer to prepay made pursuant to this Section 10.6 shall be deemed to constitute a rejection of such offer by such holder.  Whether or not such offers are accepted by holders, the entire principal amount of the Notes subject thereto shall be deemed to have been prepaid solely for purposes of foregoing clause (B).

10.7                                    Nature of Business.

The Company will not, and will not permit any Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Company and its  Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum.

10.8                                    Transactions with Affiliates.

The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or a Subsidiary), except in the ordinary course of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

10.9                                    Terrorism Sanctions Regulations.

The Company will not, and will note permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing, or transaction involving the proceeds of the Notes) with any Person if such investment, dealing, or transaction (i) would cause any holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.

10.10                                 Most Favored Lender.

(a) If the Company shall at any time amend the Credit Agreement or become a party, as a borrower or guarantor, to any other credit agreement or other agreement, instrument, or document evidencing or issuing Indebtedness (collectively with the Credit Agreement, the “Loan Agreements,”) that, in either case, requires the Company to comply with any financial covenant, undertaking, restriction, or other provision that limits or measures indebtedness, interest expense, shareholders’ equity, investment balances, debt service coverage, fixed charges, net worth, assets, asset sales, sale and leasebacks, liens, subsidiary indebtedness, restricted payments, dividends, or any similar items (however expressed and whether stated as a ratio, as a fixed threshold, as an event of default, as a right to be prepaid or offered to be prepaid or otherwise) (each a “Financial Covenant”) that is not at such time included or is more restrictive than what is included in this Agreement, then the Company shall provide a Most Favored Lender Notice to each holder of the Notes. Unless waived in writing by the Required Holders within 5 Business Days after the date on which such notice is required to be sent, each such Financial Covenant and each event of default, definition, and other provision relating to such Financial Covenant in the Loan Agreement shall be deemed to be incorporated by reference in this Agreement, mutatis mutandis, as if then set forth herein in full.

(b) The incorporation of any Financial Covenant pursuant to this Section 10.10 shall:

(i) automatically (without any further action being taken by the Company or any holder of a Note) take effect simultaneously with the effectiveness of such Financial Covenant under the applicable Loan Agreement; and

(ii) so long as no Default or Event of Default shall then exist under or in respect of such incorporated Financial Covenant, such financial covenants automatically (without any further action being taken by the Company or any holder of a Note other than as set forth below) shall be deleted or further modified if such Financial Covenant, definition, event of default or other provision relating thereto is deleted or made less restrictive on the Company and its Subsidiaries by way of a permanent written amendment or modification of such Loan Agreement (and not by temporary waiver of rights thereunder); provided that:

(A) if any fee or other consideration is paid or given to any bank or other party to any Loan Agreement in connection with such deletion or modification, each holder of a Note receives equivalent consideration on a pro rata basis, and such deletion or modification shall not be effective until such consideration is received by each such holder; provided, however, that no consideration shall be due any holder if the Financial Covenant shall have been deleted or modified in accordance with the terms of the underlying Loan Agreement as a result of a reduction of the outstanding balance or other previously agreed to provision of such Loan Agreement; and

(B) in no event shall any deletion or relaxation of any such Financial Covenant have the effect of deleting or making less restrictive any covenant or other provision specifically set forth in this Agreement.

(iii) subject to Section 10.10(b)(ii), continue in effect regardless of any subsequent termination of the Credit Agreement:

11.            EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal, Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest or breakage amount, if any, on any Note for more than five Business Days after the same becomes due and payable; or

(c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Sections 10.1 through 10.9; or

(d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default or (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e) any representation or warranty made in writing by or on behalf of the Company or any Subsidiary Guarantor or by any officer of the Company or any Subsidiary Guarantor in this Agreement or the Subsidiary Guaranty or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f) with respect to any Indebtedness in excess of $25,000,000 (other than the Notes) of the Company or any Subsidiary (i) such Person shall (1) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (2) default (after giving effect to any applicable grace period) in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, security or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders, if any) to require (determined without regard to whether any notice or lapse of time is required) any such Indebtedness to become due prior to its stated maturity; or (ii) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment prior to the stated maturity thereof; or (iii) any such Indebtedness shall mature and remain unpaid; or

(g) (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or any of its Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator, administrator or similar official of the Company or any of its Subsidiaries or for any substantial part of its property or ordering the winding up or liquidation of, or an administrator in respect of, its affairs; or (ii) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect is commenced against the Company or any of its Subsidiaries and such petition remains unstayed and in effect for a period of 60 consecutive days; or (iii) the Company or any of its Subsidiaries shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, administrator or similar official of such Person or any substantial part of its property or make any general assignment for the benefit of creditors; or (iv) the Company or any of its Subsidiaries shall fail generally, or shall admit in writing its inability, to pay its debts as they become due or any action shall be taken by such Person in furtherance of any of the aforesaid purposes; or

(h) one or more judgments, orders or decrees shall be entered against any one or more of the Company and its Subsidiaries involving a liability of $25,000,000 or more, in the aggregate, (to the extent not paid or covered by insurance provided by a carrier who has acknowledged coverage) and such judgments, order or decrees (i) are the subject of any enforcement proceeding commenced by any creditor or (ii) shall continue unsatisfied, undischarged and unstayed for a period ending on the first to occur of (1) the last date on which such judgment, order or decree becomes final and unappealable or (2) 60 days; or

(i) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans determined in accordance with Title IV of ERISA, shall exceed $25,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

(j) the Subsidiary Guaranty ceases to be in full force and effect with respect to any Subsidiary Guarantor (except as provided in Section 9.7(b)) for any reason, including by reason of (A) its being declared to be null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction or (B) the validity or enforceability thereof being contested by any of the Company, any Subsidiary Guarantor or any of them renouncing any of the same or denying that it has any further liability thereunder.

As used in Section 11(i), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.            REMEDIES ON DEFAULT, ETC.

12.1                                    Acceleration.

(a) If an Event of Default with respect to the Company described in paragraph (g) of Section 11 (other than an Event of Default described in clause (iv) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, holders of more than 50% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) any applicable Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2                                    Other Remedies.

If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3                                     Rescission.

At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of more than 50% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and any Make-Whole Amount on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and any Make-Whole Amount and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4                                     No Waivers or Election of Remedies, Expenses, etc.

No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.  No right, power or remedy conferred by this Agreement or by any Note or the Subsidiary Guaranty upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees and documented out-of-pocket expenses.

13.            REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1                                     Registration of Notes.

The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.  The Company shall give to any holder of a Note that is an Institutional Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2                                    Transfer and Exchange of Notes.

Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver within 10 days, at the Company’ expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Note specified for the Notes of such series and tranche, if any.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.

13.3                                    Replacement of Notes.

Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $250,000,000, or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver within 10 days, in lieu thereof, a new Note of the same series and tranche, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.            PAYMENTS ON NOTES.

14.1                                    Place of Payment.

Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction.  The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal executive office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2                                    Home Office Payment.

So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2.  The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15.            EXPENSES, ETC.

15.1                                    Transaction Expenses.

Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and documented out-of-pocket expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including:  (a) the reasonable costs and documented out-of-pocket expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, (b) the reasonable costs and documented out-of-pocket expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes, and (c) the reasonable costs and documented out-of-pocket expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the Securities Valuation Office of the National Association of Insurance Commissioners or any successor organization succeeding to the authority thereof, provided, that such costs and expenses shall not exceed $3,500.  The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders with respect to the Notes (other than those retained by you).

15.2                                    Survival.

The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.         SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note.  All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement.  Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.            AMENDMENT AND WAIVER.

17.1                                    Requirements.

This Agreement, the Notes and the Subsidiary Guaranty may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company (and the Subsidiary Guarantors, in the case of the Subsidiary Guaranty) and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2                                    Solicitation of Holders of Notes.

(a) Solicitation.  The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes.  The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment.  The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer.  Any consent made pursuant to this Section 17.2 by the holder of any Note that has transferred or has agreed to transfer such Note to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder.

17.3                                    Binding Effect, etc.

Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note.  As used herein, the term “this Agreement” or “the Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4                                    Notes held by Company, etc.

Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.            NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by electronic mail or telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii) if to the Company, at its address set forth at the beginning hereof to the attention of the Chief Financial Officer with a copy to the General Counsel, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.            REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating hereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, electronic, digital or other similar process and you may destroy any original document so reproduced.  The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 19 shall not prohibit the Company or any holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.            CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available.  You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement.  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.  On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.            SUBSTITUTION OF PURCHASER.

You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6.  Upon receipt of such notice, wherever the word “you” is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you.  In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word “you” is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.            MISCELLANEOUS.

22.1                                     Successors and Assigns.

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2                                     Payments Due on Non-Business Days.

Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

22.3                                     Accounting Matters.

All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP.  Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP; provided, however, that in the event of a change in the treatment of operating leases under GAAP (e.g. adoption of ASC 842), all lease liabilities and right of use assets related to operating leases shall be excluded from all calculations thereafter made for the purpose of determining compliance with the financial ratios and financial covenants contained herein.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in this Agreement, and the Company or the Required Holders shall so request, the Company and the holders shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Holders); provided, that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and the Company shall provide to the requisite holders reconciliation statements showing the difference in such calculation, together with the delivery of quarterly and annual financial statements required under Sections 7.1(a) and 7.1(b) hereunder. In addition, notwithstanding any other provision contained herein, the definitions set forth in this Agreement and any financial calculations required by this Agreement shall be computed to exclude any change to lease accounting rules from those in effect pursuant to Financial Accounting Standards Board Accounting Standards Codification 840 (Leases) and other related lease accounting guidance as in effect on the date hereof.  For purposes of determining compliance with this Agreement (including Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

22.4                                     Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.5                                    Construction, etc.

Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

22.6                                    Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.7                                    Governing Law; Submission to Jurisdiction.

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the state of New York, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

22.8                                    Jurisdiction and Process; Waiver of Jury Trial.

(a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York state or Federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes.  To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company consents to process being served in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified or priority mail, postage prepaid, return receipt requested, or delivering a copy thereof in the manner for delivery of notices specified in Section 18, to it.  The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

Very truly yours,

POLARIS INDUSTRIES INC.

By:	/s/ Michael T. Speetzen
	Name:	Michael T. Speetzen
	Title:	Executive Vice President-Finance and Chief Financial Officer

The foregoing is agreed
to as of the date thereof.

PENSIONSKASSE DES BUNDES PUBLICA

By: PGIM LIMITED, as Investment Manager,

By: Pricoa Capital Group Limited,
 as Sub- Advisor

By:	/s/ Anna Sabiston
Director

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By: PGIM, Inc., as investment manager

By:	/s/ Anna Sabiston
Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By: Prudential Investment Management Japan
   Co., Ltd., as Investment Manager

By: PGIM, Inc., as Sub-Adviser

By:	/s/ Anna Sabiston
Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Anna Sabiston
Vice President

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:  Barings LLC as Investment Adviser

By:	/s/ Mark Ackerman
Name:	Mark B. Ackerman
Title:	Managing Director

MASSMUTUAL ASIA LIMITED
By: Barings LLC as Investment Adviser

By:	/s/ Mark Ackerman
Name:	Mark B. Ackerman
Title:	Managing Director

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By: Barings LLC as Investment Adviser

By:	/s/ Mark Ackerman
Name:	Mark B. Ackerman
Title:	Managing Director

METROPOLITAN LIFE INSURANCE COMPANY
By: MetLife Investment Advisors, LLC, Its Investment Manager

METLIFE INSURANCE K.K.
By: MetLife Investments Limited, Its Investment Manager

By:	/s/ Jennifer Potenta
Name:	Jennifer Potenta
Title:	Director

BRIGHTHOUSE LIFE INSURANCE COMPANY
By: MetLife Investment Advisors, LLC, Its Investment Manager

BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
By: MetLife Investment Advisors, LLC, Its Investment Manager

BRIGHTHOUSE REINSURANCE COMPANY OF DELAWARE
By: MetLife Investment Advisors, LLC, Its Investment Manager

FARMERS NEW WORLD LIFE INSURANCE COMPANY
By: MetLife Investment Advisors, LLC, Its Investment Manager

ZURICH AMERICAN INSURANCE COMPANY
By: MetLife Investment Advisors, LLC, Its Investment Manager

PENSION AND SAVINGS COMMITTEE,
On Behalf of The Zurich American Insurance Company Master Retirement Trust
By: MetLife Investment Advisors, LLC, Its Investment Manager

By:	/s/ Judith A. Gulotta
Name:	Judith A. Gulotta
Title:	Managing Director

TRANSATLANTIC REINSURANCE COMPANY
By: MetLife Investment Advisors, LLC, Its Investment Manager

RSUI INDEMNITY COMPANY
By: MetLife Investment Advisors, LLC, Its Investment Manager

By:	/s/ Frank O. Monfalcone
Name:	Frank O. Monfalcone
Title:	Managing Director

EMPLOYERS REASSURANCE CORPORATION
by MetLife Investment Advisors, LLC, Its Investment Adviser

By:	/s/ Frank O. Monfalcone
Name:	Frank O. Monfalcone
Title:	Managing Director

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
By: Allianz Global Investors U.S. LLC
As the authorized signatory and investment manager

By:	/s/ Charles Dudley
Name:	Charles Dudley
Title:	Managing Director

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
RELIASTAR LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
By: Voya Investment Management LLC, as Agent

By:	/s/ Justin Stach
Name:	Justin Stach
Title:	Vice President

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
UNITED TECHNOLOGIES CORPORATION EMPLOYEE SAVINGS PLAN MASTER TRUST
UNITED INSURANCE COMPANY OF AMERICA
RESERVE NATIONAL INSURANCE COMPANY
By: Voya Investment Management Co. LLC, as Agent

By:	/s/ Justin Stack
Name:	Justin Stack
Title:	Vice President

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
PENSIONSKASSE DES BUNDES PUBLICA	$3,700,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Beneficiary Name: U.S. Bank as Paying Agent for Prudential as Admin Agent
Beneficiary Address: 214 N. Tryon St. 26th Floor, Charlotte, NC 28201
Primary Bank Name: U.S. Bank as Paying Agent for Prudential as Admin Agent
Primary ABA Number:
Account Name:
Account Number:
FFC:

(2)	Address for all notices and communications:

Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
60 South Sixth St. Suite 3710 Minneapolis, MN 55402

Attention: Managing Director
cc: Vice President and Corporate Counsel
and for all notices relating solely to scheduled principal and interest payments to:

ASC.GSA.Delivery.Team@jpmorgan.com Swiss.IFAS.Service.Team@jpmorgan.com

(3)	Address for delivery of Notes:

Send physical security by nationwide overnight delivery service to:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001

Attention: Physical Receive Department

Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number

Send copy by email to:
Sarah Valenziano
sarah.valenziano@prudential.com
(612) 326-2207

and

Private.Disbursements@Prudential.com

(4)	Taxpayer I.D. Number:

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY	$1,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds, (identifying each payment as Polaris Industries Inc. 4.23% Senior Notes, Series 2018, to:

Beneficiary Name: U.S. Bank as Paying Agent for Prudential as Admin Agent
Beneficiary Address: 214 N. Tryon St. 26th Floor, Charlotte, NC 28201
Primary Bank Name: U.S. Bank as Paying Agent for Prudential as Admin Agent
Primary ABA Number:

(2)	Address for all notices and communications:

Prudential Retirement Insurance and Annuity Company
c/o Prudential Capital Group
60 South Sixth St. Suite 3710 Minneapolis, MN 55402

Attention: Managing Director
cc: Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments to:

Prudential Retirement Insurance and Annuity Company
c/o PGIM, Inc.
Prudential Tower
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102
Attention: PIM Private Accounting Processing Team
 Email: Pim.Private.Accounting.Processing.Team@prudential.com

(3)	Address for delivery of Notes:

Send physical security by nationwide overnight delivery service to:

PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Trade Management Manager

Send copy by email to:
Sarah Valenziano sarah.valenziano@prudential.com (612) 326-2207

and

Private.Disbursements@Prudential.com

(4)	Tax Identification No.: 06-1050034

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
COMPANION LIFE INSURANCE COMPANY	$3,950,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds, (identifying each payment as Polaris Industries Inc. 4.23% Senior Notes, Series 2018, to:

Beneficiary Name: U.S. Bank as Paying Agent for Prudential as Admin Agent
Beneficiary Address: 214 N. Tryon St. 26th Floor, Charlotte, NC 28201
Primary Bank Name: U.S. Bank as Paying Agent for Prudential as Admin Agent
Primary ABA Number:
Account Name:
Account Number:
FFC:

(2)	Address for all notices and communications:

Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
60 South Sixth St. Suite 3710 Minneapolis, MN 55402

Attention: Managing Director
cc: Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments and written confirmations of wire transfers to:

JPMorgan Chase Bank 14201 Dallas Parkway - 13th Floor Dallas, TX 75254-2917 Attention: Income Processing - G. Ruiz a/c:

(3)	Address for delivery of Notes:

Send physical security by nationwide overnight delivery service to:

JPMorgan Chase Bank 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attention: Physical Receive Department

Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number.

Send copy by email:

Sarah Valenziano sarah.valenziano@prudential.com (612) 326-2207 and

Private.Disbursements@Prudential.com

(4)	Taxpayer I.D. Number: 13-1595128

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
MUTUAL OF OMAHA INSURANCE COMPANY	$7,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds, (identifying each payment as Polaris Industries Inc. 4.23% Senior Notes, Series 2018, to:

Beneficiary Name: U.S. Bank as Paying Agent for Prudential as Admin Agent
Beneficiary Address: 214 N. Tryon St. 26th Floor, Charlotte, NC 28201
Primary Bank Name: U.S. Bank as Paying Agent for Prudential as Admin Agent
Primary ABA Number:

(2)	All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank, NA New York, NY ABA No.: Account No.: Account Name:

Each such wire transfer shall set forth the name of the Company, a reference to "4.23% Senior Notes due July 02, 2028, PPN: 731068 B*2" and the due date and application (e.g., type of fee) of the payment being made.

(3)	All other communications and notices:

Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
60 South Sixth St. Suite 3710 Minneapolis, MN 55402

Attention: Managing Director
cc: Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments and written confirmations of wire transfers to:

JPMorgan Chase Bank 14201 Dallas Parkway - 13th Floor Dallas, TX 75254-2917 Attention: Income Processing - G. Ruiz a/c:

(4)	Address for delivery of Notes:

Send physical security by nationwide overnight delivery service to:

JPMorgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001

Attention: Physical Receive Department

 Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number.

Send copy by email:

Sarah Valenziano sarah.valenziano@prudential.com (612) 326-2207

and

Private.Disbursements@Prudential.com

(6)	Taxpayer I.D. Number: 47-0246511

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
UNITED OF OMAHA LIFE INSURANCE COMPANY	$4,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds, (identifying each payment as Polaris Industries Inc. 4.23% Senior Notes, Series 2018, to:

Beneficiary Name: U.S. Bank as Paying Agent for Prudential as Admin Agent
Beneficiary Address: 214 N. Tryon St. 26th Floor, Charlotte, NC 28201
Primary Bank Name: U.S. Bank as Paying Agent for Prudential as Admin Agent
Primary ABA Number:

(2)	All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank, NA
New York, NY
ABA No.:
Account No.:
Account Name:

Each such wire transfer shall set forth the name of the Company, a reference to "4.23% Senior Notes due July 02, 2028, PPN: 731068 B*2" and the due date and application (e.g., type of fee) of the payment being made.

(3)	Address for all communications and notices:

Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
60 South Sixth St. Suite 3710 Minneapolis, MN 55402

Attention: Managing Director
cc: Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments and written confirmations of wire transfers to:

JPMorgan Chase Bank 14201 Dallas Parkway - 13th Floor Dallas, TX 75254-2917 Attention: Income Processing - G. Ruiz a/c: G09588 United of Omaha

(5)	Address for delivery of Notes:

Send physical security by nationwide overnight delivery service to:

JPMorgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001

Attention: Physical Receive Department

 Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number (United of Omaha Life Insurance Company; Account Number.

Send copy by email:

Sarah Valenziano sarah.valenziano@prudential.com (612) 326-2207

and

Private.Disbursements@Prudential.com

(6)	Taxpayer I.D. Number: 47-0322111

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
THE GIBRALTAR LIFE INSURANCE CO., LTD.	$41,500,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds, (identifying each payment as Polaris Industries Inc. 4.23% Senior Notes, Series 2018, to:

Beneficiary Name: U.S. Bank as Paying Agent for Prudential as Admin Agent
Beneficiary Address: 214 N. Tryon St. 26th Floor, Charlotte, NC 28201
Primary Bank Name: U.S. Bank as Paying Agent for Prudential as Admin Agent
Primary ABA Number:
Account Name:
Account Number:
FFC:

Account Name:
Account No.: (please do not include spaces)
(in the case of payments on account of the Note originally issued in the principal amount of $7,500,000.00)

(2)	All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank, NA
New York, NY
ABA No.:
Account No.:
Account Name:

Each such wire transfer shall set forth the name of the Company, a reference to "4.23% Senior Notes due July 02, 2028, Security No. INV11301, PPN: 731068 B*2”and the due date and application (e.g., type of fee) of the payment being made.

(3)	Address for all communications and notices:

Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
60 South Sixth St. Suite 3710 Minneapolis, MN 55402

Attention: Managing Director
cc: Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments to:

The Gibraltar Life Insurance Co., Ltd.
2-13-10, Nagata-cho Chiyoda-ku,
Tokyo 100-8953, Japan

Attention: Osamu Egi, Team Leader of Investment Administration Team

and e-mail copy to:

 Mail.GIB-SecOpsGA@gib-life.co.jp

(4)	Address for delivery of Notes:

Send physical security by nationwide overnight delivery service to:

PGIM, Inc.
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102

Attention: Trade Management Manager

Send copy by email to:

Sarah Valenziano
sarah.valenziano@prudential.com
(612) 326-2207

and

Private.Disbursements@Prudential.com

(6)	Taxpayer I.D. Number: 98-0408643

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
THE GIBRALTAR LIFE INSURANCE CO., LTD.	$7,500,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds, (identifying each payment as Polaris Industries Inc. 4.23% Senior Notes, Series 2018, to:

Beneficiary Name: U.S. Bank as Paying Agent for Prudential as Admin Agent
Beneficiary Address: 214 N. Tryon St. 26th Floor, Charlotte, NC 28201
Primary Bank Name: U.S. Bank as Paying Agent for Prudential as Admin Agent
Primary ABA Number:
Account Name:
Account Number:
FFC:

(2)	All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank, NA
New York, NY
ABA No.:
Account No.:
Account Name:

Each such wire transfer shall set forth the name of the Company, a reference to "4.23% Senior Notes due July 02, 2028, Security No. INV11301, PPN: 731068 B*2”and the due date and application (e.g., type of fee) of the payment being made.

(3)	Address for all communications and notices:

Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
60 South Sixth St. Suite 3710 Minneapolis, MN 55402

Attention: Managing Director
cc: Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments to:

The Gibraltar Life Insurance Co., Ltd.
2-13-10, Nagata-cho Chiyoda-ku,
Tokyo 100-8953, Japan

Attention: Osamu Egi, Team Leader of Investment Administration Team

and e-mail copy to:

 Mail.GIB-SecOpsGA@gib-life.co.jp

(4)	Address for delivery of Notes:

Send physical security by nationwide overnight delivery service to:

PGIM, Inc.
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102

Attention: Trade Management Manager

Send copy by email to:

Sarah Valenziano
sarah.valenziano@prudential.com
(612) 326-2207

and

Private.Disbursements@Prudential.com

(6)	Taxpayer I.D. Number: 98-0408643

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$31,350,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds, (identifying each payment as Polaris Industries Inc. 4.23% Senior Notes, Series 2018, to:

Beneficiary Name: U.S. Bank as Paying Agent for Prudential as Admin Agent
Beneficiary Address: 214 N. Tryon St. 26th Floor, Charlotte, NC 28201
Primary Bank Name: U.S. Bank as Paying Agent for Prudential as Admin Agent
Primary ABA Number:
Account Name:
Account Number:
FFC:

(2)	Address for all notices and communications:

The Prudential Insurance Company of America
c/o Prudential Capital Group
60 South Sixth St.
Suite 3710
Minneapolis, MN 55402

Attention: Managing Director
cc: Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments to:

The Prudential Insurance Company of America
c/o PGIM, Inc.
Prudential Tower
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102

Attention: PIM Private Accounting Processing Team
Email: Pim.Private.Accounting.Processing.Team@prudential.com

(3)	Address for delivery of Notes:

Send physical security by nationwide overnight delivery service to:

PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Trade Management Manager

Send copy by email to:

Sarah Valenziano sarah.valenziano@prudential.com (612) 326-2207

and

Private.Disbursements@Prudential.com

(4)	Taxpayer I.D. Number: 22-1211670

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	$21,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds, (identifying each payment as Polaris Industries Inc. 4.23% Senior Notes, Series 2018, to:

MassMutual
Citibank
New York, New York
ABA #
Acct #
 RE: Description of security, cusip, principal and interest split
With advice of payment to the Treasury Operations Securities Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

(2)	Address for all notices relating to payments:

Massachusetts Mutual Life Insurance Company
Treasury Operations Securities Management
1295 State Street
Springfield, MA 01111
Attn: Janelle Tarantino

With a copy to:

Massachusetts Mutual Life Insurance Company
c/o Barings LLC
1500 Main Street – Suite 2200
PO Box 15189
Springfield, MA 01115-5189

(3)	All other communications and notices:

Massachusetts Mutual Life Insurance Company
c/o Barings LLC
1500 Main Street – Suite 2200
PO Box 15189
Springfield, MA 01115-5189

With notification to:

privateplacements@barings.com
pdgportfolioadmin@barings.com
Ben.Jones@barings.com

(4)	E-mail address for notices:

privateplacements@barings.com pdgportfolioadmin@barings.com Ben.Jones@barings.com

(5)	Address for delivery of Notes:

Massachusetts Mutual Life Insurance Company
1295 State Street, MIP: E415
Springfield, MA 01111
Attention: Janelle Tarantino, Treasury Operations Securities Management
Telephone: 413-744-1885
E-mail: Jtarantino@massmutual.com

With a copy to:

Michelle.kearney@barings.com
Diane.murphy@barings.com
Nancy.wood@barings.com

(6)	Taxpayer I.D. Number: 04-1590850

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	$10,200,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds, (identifying each payment as Polaris Industries Inc. 4.23% Senior Notes, Series 2018, interest and principal) to:

MASSMUTUAL TRUST RPG (MMTRRPG)
Citibank, N.A
New York, New York
ABA #
Acct Name
Acct #
FCC:
RE: Description of security, cusip, principal and interest split

With advice of payment to the Treasury Operations Securities Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

(2)	Address for all notices relating to payments:

Massachusetts Mutual Life Insurance Company
Treasury Operations Securities Management
1295 State Street
Springfield, MA 01111
Attn: Janelle Tarantino

With a copy to:

Massachusetts Mutual Life Insurance Company
c/o Barings LLC
1500 Main Street – Suite 2200
PO Box 15189
Springfield, MA 01115-5189

(3)	All other communications and notices:

Massachusetts Mutual Life Insurance Company
c/o Barings LLC
1500 Main Street – Suite 2200
PO Box 15189
Springfield, MA 01115-5189

With notification to:

privateplacements@barings.com
pdgportfolioadmin@barings.com
Ben.Jones@barings.com

(4)	E-mail address for notices:

privateplacements@barings.com pdgportfolioadmin@barings.com Ben.Jones@barings.com

(5)	Address for delivery of Notes:

Citibank NA 399 Park Avenue Level B Vault New York, NY 10022 Acct. #240146 With a copy to: Michelle.kearney@barings.com Diane.murphy@barings.com Nancy.wood@barings.com

(6)	Taxpayer I.D. Number: 04-1590850

SCHEDULE A
INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
MASSMUTUAL ASIA LIMITED	$2,800,000
Register Notes in the Name of: Gerlach & Co.
(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds, (identifying each payment as Polaris Industries Inc. 4.23% Senior Notes, Series 2018, interest and principal) to:

Gerlach & Co.
Citibank, N.A.
ABA Number
FFC:
Name of Security/CUSIP Number

With advice of payment to the Treasury Operations Securities Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

(2)	Address for all notices relating to payments:

Send Notices on Payments to
MassMutual Asia Limited
Treasury Operations Securities Management
1295 State Street
Springfield, MA 01111
Attn: Janelle Tarantino

With a copy to:

MassMutual Asia Limited
c/o Barings LLC
1500 Main Street – Suite 2200
PO Box 15189
Springfield, MA 01115-5189

(3)	All other communications and notices:

MassMutual Asia Limited
c/o Barings LLC
1500 Main Street – Suite 2200
PO Box 15189
Springfield, MA 01115-5189

With notification to:

privateplacements@barings.com
pdgportfolioadmin@barings.com
Ben.Jones@barings.com

Send Corporate Action Notification to:
Citigroup Global Securities Services
Attn: Corporate Action Dept
3800 Citibank Center Tampa
Building B Floor 3
Tampa , FL 33610-9122

(4)	E-mail address for notices:

privateplacements@barings.com pdgportfolioadmin@barings.com Ben.Jones@barings.com

(5)	Address for delivery of Notes:

Citibank NA 399 Park Avenue Level B Vault New York, NY 10022 Acct. #849195 With a copy to: Michelle.kearney@barings.com Diane.murphy@barings.com Nancy.wood@barings.com

(6)	Taxpayer I.D. Number:

SCHEDULE A
INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY	$51,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds, (identifying each payment as Polaris Industries Inc. 4.23% Senior Notes, Series 2018, interest and principal) to:

The Bank of New York Mellon ABA # - Benef. Acct#: Acct Name: Ref: Reg Holder/PPN/Security Description/custody a/c –
(2)	Address for all notices relating to payments:

The Lincoln National Life Insurance Company
c/o Barings LLC
1500 Main Street – Suite 2200
Springfield, MA 01115-5189

With notification to:

privateplacements@barings.com
pdgportfolioadmin@barings.com
Ben.Jones@barings.com

(3)	All other communications and notices:

The Lincoln National Life Insurance Company
c/o Barings LLC
1500 Main Street – Suite 2200
Springfield, MA 01115-5189

With notification to:

privateplacements@barings.com
pdgportfolioadmin@barings.com
Ben.Jones@barings.com
Electronic Delivery of Financials and other information to:
The Lincoln National Life Insurance Company
c/o Barings LLC
1500 Main Street – Suite 2200
Springfield, MA 01115-5189

(4)	E-mail address for notices:

privateplacements@barings.com pdgportfolioadmin@barings.com Ben.Jones@barings.com
(5)	Address for delivery of Notes:

The Depository Trust Company
570 Washington Blvd – 5th Floor
Jersey City, NJ 07310
Attention – BNY Mellon/Branch Deposit Department
Ref: Custody A/C – 941547 (LFGPPST)
Name – LNL007 Lincoln National Life Ins Co Private Placement Pool Short

With a copy to:

Michelle.kearney@barings.com
Diane.murphy@barings.com
Nancy.wood@barings.com

(6)	Taxpayer I.D. Number: 35-0472300

SCHEDULE A
INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
METROPOLITAN LIFE INSURANCE COMPANY	$24,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: JPMorgan Chase Bank ABA Routing #: Account No.: Account Name: Ref: PPN: 731068 B*2 – Polaris Industries Inc, 4.23% due July 2, 2028

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Metropolitan Life Insurance Company
Investments, Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Edward Teagan, AVP Private Placements & Tom Routhier, Associate & Michael Brown, Sr Analyst

Emails: PPUCompliance@metlife.com; edward.teagan@metlife.com;
tom.j.routhier@metlife.com; Michael.t.brown@metlife.com;
OpsPvtPlacements@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

For audit request, send a soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to: Metropolitan Life Insurance Company, Attn: Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive – 5th Floor, Tampa, FL 33647.

(5)	Address for delivery of Notes:

Metropolitan Life Insurance Company, Investments Law One MetLife Way Whippany, New Jersey 07981 Attention: Aaron Wernick, Corporate Counsel

(6)	Taxpayer I.D. Number: 13-5581829

SCHEDULE A
INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
METLIFE INSURANCE K.K.	$3,700,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: Citibank New York 111 Wall Street, New York, New York 10005 (USA) ABA Routing #: Acct No./DDA: Acct Name: Ref: PPN: 731068 B*2 – Polaris Industries Inc, 4.23% due July 2, 2028

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

MetLife Asset Management Corp. (Japan)
Administration Department
Tokyo Garden Terrace Kioicho Kioi Tower 25F
1-3, Kioicho, Chiyoda-ku, Tokyo 102-8525 Japan
Attention: Administration Dept. Manager

Email: saura@metlife.co.jp

With a copy to:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC
Investments, Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Edward Teagan, AVP Private Placements & Tom Routhier, Associate & Michael Brown, Sr Analyst

Emails: PPUCompliance@metlife.com; edward.teagan@metlife.com;
tom.j.routhier@metlife.com; Michael.t.brown@metlife.com;
OpsPvtPlacements@metlife.com

With another copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

(3)	Address for delivery of Notes:

MetLife Insurance K.K. c/o MetLife Investment Advisors, LLC, Investments Law One MetLife Way Whippany, New Jersey 07981 Attention: Aaron Wernick, Corporate Counsel

(4)	Taxpayer I.D. Number: 98-1037269 (USA) and 00661996 (Japan)

SCHEDULE A
INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
TRANSATLANTIC REINSURANCE COMPANY	$8,300,000
Register Note in the Name of: Cudd & Co
(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: JPMorgan Chase Bank, N.A. ABA: SWIFT: Account No.: FFC: Ref: Transatlantic Reinsurance Company – Private Corporate Debt (MET) Polaris Industries Inc, 4.23% due July 2, 2028

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications

Transatlantic Reinsurance Company
c/o MetLife Investment Advisors, LLC
Investments, Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Edward Teagan, AVP Private Placements & Tom Routhier, Associate & Michael Brown, Sr Analyst

Emails: PPUCompliance@metlife.com; edward.teagan@metlife.com;
tom.j.routhier@metlife.com; Michael.t.brown@metlife.com;
OpsPvtPlacements@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Transatlantic Reinsurance Company One Liberty Plaza, 165 Broadway New York, NY 10006 Attn: James Ready jready@transre.com

(3)	Address for delivery of Notes:

J.P. Morgan Chase Bank, N.A.
4 Chase Metrotech Center
1st Floor, Window 5
Brooklyn, New York 11245-0001
Attention: Physical Receive Department
For Further Credit: G 21329 Transatlantic Reinsurance Company – Private Corporate Debt (MET)

With COPIES OF THE NOTES emailed to aaron.wernick@metlife.com

(4)	Taxpayer I.D. Number: 13-5616275

SCHEDULE A
INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
EMPLOYERS REASSURANCE CORPORATION	$22,100,000
Register Note in the Name of: Cudd & Co
(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: JPMorgan Chase Bank, N.A. ABA Routing#: Account No.: Account Name: Ref: Employers Reassurance Corporation – Polaris Industries Inc., 4.23% due July 2, 2028

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Employers Reassurance Corporation
c/o MetLife Investment Advisors, LLC
Investments, Private Placements
One MetLife Way
Whippany, NJ 07981
Attention: Edward Teagan, AVP Private Placements & Tom Routhier, Associate & Michael Brown, Sr Analyst

Emails: PPUCompliance@metlife.com; edward.teagan@metlife.com;
tom.j.routhier@metlife.com; Michael.t.brown@metlife.com;
OpsPvtPlacements@metlife.com

A-1

With a copy OTHER than with respect to deliveries of financial statements to:

Employers Reassurance Corporation
c/o MetLife Investment Advisors, LLC
One MetLife Way
Whippany, NJ 07981
Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

and

JPMorgan Chase Bank
Attn: Private Placements
Account: Employers Reassurance Corp
14201 Dallas Parkway – 13th Floor
FAX (469) 477-1904

(3)	Address for delivery of Notes:

J.P. Morgan Chase Bank, N.A.
4 Chase Metrotech Center
1st Floor, Window 5
Brooklyn, New York 11245-0001
Attention: Physical Receive Department
For Further Credit: G 21329 Transatlantic Reinsurance Company – Private Corporate Debt (MET)

With COPIES OF THE NOTES emailed to aaron.wernick@metlife.com

(4)	Taxpayer I.D. Number: 481024691

A-2

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
ZURICH AMERICAN INSURANCE COMPANY	$5,500,000
Register Note in the Name of: Hare & Co. LLC
(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: The Bank of New York Mellon ABA Number: Account No.: Account Name: FFC:
Ref: CUSIP and Principal/Interest breakdown / PPN: 731068 B*2 – Polaris Industries Inc, 4.23% due July 2, 2028, P&I Breakdown

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Zurich American Insurance Company
c/o MetLife Investment Advisors, LLC
Investments, Private Placements
One MetLife Way
Whippany, NJ 07981
Attention: Edward Teagan, AVP Private Placements & Tom Routhier, Associate & Michael Brown, Sr Analyst

Emails: PPUCompliance@metlife.com; edward.teagan@metlife.com;
tom.j.routhier@metlife.com; Michael.t.brown@metlife.com;
OpsPvtPlacements@metlife.com

A-1

With a copy OTHER than with respect to deliveries of financial statements to:

Zurich American Insurance Company
c/o MetLife Investment Advisors, LLC
Investments, Privates Placements
One MetLife Way
Whippany, NJ 07981
Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

and

bmz.zis.operations@bm.zurich.com

(3)	Address for delivery of Notes:

The Depository Trust Company
570 Washington Blvd, 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
212 855 1000

*** Please note: As long as there is a letter with the account to deposit the shares into, the team at DTCC will book the shares in free ***

With COPIES OF THE NOTES emailed to aaron.wernick@metlife.com

(4)	Taxpayer I.D. Number: 36-4233459

A-2

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
FARMERS NEW WORLD LIFE INSURANCE COMPANY	$2,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: JPMorgan Chase Bank NA ABA: Account No.: Account Name: FFC: Ref: PPN: 731068 B*2 – Polaris Industries Inc, 4.23% due July 2, 2028, P&I Breakdown

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communication:

Farmers New World Life Insurance Company
c/o MetLife Investment Advisors, LLC
Investments, Private Placements
One MetLife Way
Whippany, NJ 07981
Attention: Edward Teagan, AVP Private Placements & Tom Routhier, Associate & Michael Brown, Sr Analyst

Emails: PPUCompliance@metlife.com; edward.teagan@metlife.com;
tom.j.routhier@metlife.com; Michael.t.brown@metlife.com;
OpsPvtPlacements@metlife.com

A-1

With a copy OTHER than with respect to deliveries of financial statements to:

Farmers New World Life Insurance Company
c/o MetLife Investment Advisors, LLC
Investments, Privates Placements
One MetLife Way
Whippany, NJ 07981
Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

and

JPMorgan Chase Bank, NA
Attn: Physical Vault
4 Metrotech Center, 3rd Floor
Brooklyn, NY 11245

and

BMZ.Mail.FSCM.Operations@bm.zurich.com

(3)	Address for delivery of Notes:

Overnite/mailing address:
JPMorgan Chase Bank, NA
Attn: Aubrey Reuben (718-242-0269)
FFC:
Physical Receive
4 Metrotech Center, 3rd Floor
Brooklyn, NY 11245

Street Deliveries (via messenger or walk up)
JPMorgan Chase Bank, N.A.
4 Metrotech Center
1st Floor, Window 5
Brooklyn, New York 11245-0001
Attention: Physical Receive Department
FFC:
(Use Willoughby Street Entrance)

With COPIES OF THE NOTES emailed to aaron.wernick@metlife.com

(4)	Taxpayer I.D. Number: 91-0335750

A-2

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
ZURICH AMERICAN INSURANCE COMPANY MASTER RETIREMENT TRUST	$1,700,000
Register Note in the Name of: ELL & Co
(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: The Northern Trust ABA: SWIFT: Account No.: Sort Code: FFC: Ref: Zurich Master Trust / PPN: 731068 B*2 – Polaris Industries Inc, 4.23% due July 2, 2028, P&I Breakdown

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Zurich American Insurance Company Master Retirement Trust
c/o MetLife Investment Advisors, LLC
Investments, Private Placements
One MetLife Way
Whippany, NJ 07981
Attention: Edward Teagan, AVP Private Placements & Tom Routhier, Associate & Michael Brown, Sr Analyst

Emails: PPUCompliance@metlife.com; edward.teagan@metlife.com;
tom.j.routhier@metlife.com; Michael.t.brown@metlife.com;
OpsPvtPlacements@metlife.com

A-1

With a copy OTHER than with respect to deliveries of financial statements to: bmz.zis.operations@bm.zurich.com

(3)	Address for delivery of Notes:

The Northern Trust Company
Trade Securities Processing, C-1N
801 South Canal Street
Chicago, IL 60607
REF Northern Acct. 518604100 / Zurich Master Trust

With COPIES OF THE NOTES emailed to aaron.wernick@metlife.com

(4)	Taxpayer I.D. Number: 20-5702041

A-2

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
BRIGHTHOUSE LIFE INSURANCE COMPANY	$5,500,000
Register Note in the Name of: Brighthouse Life Insurance Company, on behalf of its Separate Account SA (Structured Annuity)
(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: JPMorgan Chase Bank ABA Routing #: Account No.: Account Name: Ref: PPN: 731068 B*2 – Polaris Industries Inc, 4.23% due July 2, 2028

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Brighthouse Life Insurance Company
c/o MetLife Investment Advisors, LLC, Investments - Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Edward Teagan, AVP Private Placements & Tom Routhier, Associate & Michael Brown, Sr Analyst

Emails: PPUCompliance@metlife.com; edward.teagan@metlife.com;
tom.j.routhier@metlife.com; Michael.t.brown@metlife.com;
OpsPvtPlacements@metlife.com

A-1

With a copy OTHER than with respect to deliveries of financial statements to:

Brighthouse Life Insurance Company
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3)	Address for delivery of Notes:

JP Morgan Chase Bank NA 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attention: Physical Receive Department Ref: P 19425 With COPIES OF THE NOTES emailed to aaron.wernick@metlife.com

(4)	Taxpayer I.D. Number: 06-0566090

A-2

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
BRIGHTHOUSE REINSURANCE COMPANY OF DELAWARE	$5,500,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: JP Morgan Chase Bank ABA Routing #: Account No.: Account Name: Ref: PPN: 731068 B*2 – Polaris Industries Inc, 4.23% due July 2, 2028

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Brighthouse Reinsurance Company of Delaware
c/o MetLife Investment Advisors, LLC, Investments – Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Edward Teagan, AVP Private Placements & Tom Routhier, Associate & Michael Brown, Sr Analyst

Emails: PPUCompliance@metlife.com; edward.teagan@metlife.com;
tom.j.routhier@metlife.com; Michael.t.brown@metlife.com;
OpsPvtPlacements@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Brighthouse Reinsurance Company of Delaware
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

A-1

(3)	Address for delivery of Notes:

JP Morgan Chase Bank NA 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attention: Physical Receive Department Ref: Account With COPIES OF THE NOTES emailed to aaron.wernick@metlife.com

(6)	Taxpayer I.D. Number: 84-4750360

A-2

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY	$4,500,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: JPMorgan Chase Bank ABA Routing #: Account No.: Account Name: Ref: PPN: 731068 B*2 – Polaris Industries Inc, 4.23% due July 2, 2028 Bank Name: JPMorgan Chase Bank

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Brighthouse Life Insurance Company of NY
c/o MetLife Investments Advisors, LLC, Investments – Privates Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Edward Teagan, AVP Private Placements & Tom Routhier, Associate & Michael Brown, Sr Analyst

Emails: PPUCompliance@metlife.com; edward.teagan@metlife.com;
tom.j.routhier@metlife.com; Michael.t.brown@metlife.com;
OpsPvtPlacements@metlife.com

A-1

With a copy OTHER than with respect to deliveries of financial statements to:

Brighthouse Life Insurance Company of NY
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3)	Address for delivery of Notes:

JP Morgan Chase Bank NA 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attention: Physical Receive Department Ref: Account With COPIES OF THE NOTES emailed to aaron.wernick@metlife.com

(6)	Taxpayer I.D. Number: 13-3690700

A-2

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
RSUI INDEMNITY COMPANY	$2,200,000
Register Note in the Name of: Hare & Co
(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: The Bank of New York Mellon SWIFT: or ABA: Account No.: Sort Code: FFC: Ref: PPN P&I Breakdown – Polaris Industries Inc, 4.23% due July 2, 2028

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communication:

RSUI Indemnity Company
c/o MetLife Investment Advisors, LLC
Investments, Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Edward Teagan, AVP Private Placements & Tom Routhier, Associate & Michael Brown, Sr Analyst

Emails: PPUCompliance@metlife.com; edward.teagan@metlife.com;
tom.j.routhier@metlife.com; Michael.t.brown@metlife.com;
OpsPvtPlacements@metlife.com

A-1

With a copy OTHER than with respect to deliveries of financial statements to:

Leonard C. Sjostrom, CPA, CPCU
Senior Vice President, CFO
RSUI Group, Inc.
945 East Paces Ferry Road, Suite 1800
Atlanta, GA 30326-1125
404 260-3880 Direct

(3)	Address for delivery of Notes:

The Depository Trust Company
570 Washington Blvd – 5th Floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
REF:

Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number

(4)	Taxpayer I.D. Number: 16-0366830

A-2

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA	$40,000,000
Register Note in the Name of: MAC & CO., LLC
(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

The Bank of New York Mellon, NY
BA Number:
SWIFT Code:
Account Name:
Account Number:

Each such wire transfer should set forth the name of the issuer, description of security (i.e., $_____ Series _______ Notes, due ________), PPN: 731068 B*2 and due date and application (as among principal, make whole and interest) of the payment being made.

(2)	Address for all notices relating to payments:

Allianz Life Insurance Company of North America c/o Allianz Global Investors U.S. LLC Attn: Private Placements 55 Greens Farms Road Westport, CT 06880 Phone: 203-293-1900 Email: ppt@allianzgi.com

(3)	All other communications and notices:

Allianz Life Insurance Company of North America c/o Allianz Global Investors U.S. LLC Attn: Private Placements 55 Greens Farms Road Westport, CT 06880 Phone: 203-293-1900 Email: ppt@allianzgi.com

(4)	E-mail address for notices:

ppt@allianzgi.com

(5)	Address for delivery of Notes:

The Depository Trust Company 570 Washington Blvd. – 5thFlr. Jersey City, NJ 07310 Reference in transmittal letter to be made to .

(6)	Taxpayer I.D. Number: 23-6019000 (MAC & CO., LLC)

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	$27,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

For scheduled principal and interest payments:

The Bank of New York Mellon
ABA#: or via SWIFT
BNF:
Attention: Income Collection Department
For further credit to:
Reference: 731068 B*2

For all payments other than scheduled principal and interest:

The Bank of New York Mellon
ABA#: or via SWIFT
Account No.:
Account Name:
Reference: 731068 B*2

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Email: VoyaIMCashOperations@voya.com
and: VoyaIMPCFAnalyticsSolutionsGroup@voya.com

(3)	All other communications and notices:

Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342 Email: Private.Placements@voya.com and: Justin.Stach@voya.com

(4)	E-mail address for notices:

Private.Placements@voya.com; Justin.Stach@voya.com; VoyaIMCashOperations@voya.com VoyaIMPCFAnalyticsSolutionsGroup@voya.com

(5)	Address for delivery of Notes:

The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
 Attn: BNY Mellon/Branch Deposit Department

with a copy to:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Patti Boss
Email: Patti.Boss@voya.com
and: opssettlements@voya.com
and: Loris.Jakielski@voya.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (including the interest rate, maturity date and private placement number), and the name of each purchaser and its account number at The Bank of New York Mellon and the following:

The contact person at the Issuer of the Notes related to payments on the Notes is:
Name: _____________________
Telephone #: ________________
E-Mail: _____________________

(6)	Taxpayer I.D. Number: 71-0294708

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
RELIASTAR LIFE INSURANCE COMPANY	$3,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

For scheduled principal and interest payments:

The Bank of New York Mellon
ABA#: or via SWIFT
BNF:
Attention: Income Collection Department
For further credit to:
Reference: 731068 B*2

For all payments other than scheduled principal and interest:

The Bank of New York Mellon
ABA#: or via SWIFT
Account No.:
Account Name:
Reference: 731068 B*2

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Email: VoyaIMCashOperations@voya.com
and: VoyaIMPCFAnalyticsSolutionsGroup@voya.com

(3)	All other communications and notices:

Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342 Email: Private.Placements@voya.com and: Justin.Stach@voya.com

(4)	E-mail address for notices:

Private.Placements@voya.com; Justin.Stach@voya.com; VoyaIMCashOperations@voya.com; VoyaIMPCFAnalyticsSolutionsGroup@voya.com

(5)	Address for delivery of Notes:

The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
 Attn: BNY Mellon/Branch Deposit Department

with a copy to:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Patti Boss
Email: Patti.Boss@voya.com
and: opssettlements@voya.com
and: Loris.Jakielski@voya.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (including the interest rate, maturity date and private placement number), and the name of each purchaser and its account number at The Bank of New York Mellon and the following:

The contact person at the Issuer of the Notes related to payments on the Notes is:
Name: _____________________
Telephone #: ________________
E-Mail: _____________________

(6)	Taxpayer I.D. Number: 41-0451140

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK	$1,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

For scheduled principal and interest payments:

The Bank of New York Mellon
ABA#: or via SWIFT
BNF:
Attention: Income Collection Department
For further credit to:
Reference: 731068 B*2

For all payments other than scheduled principal and interest:

The Bank of New York Mellon
ABA#: or via SWIFT
Account No.:
Account Name:
Reference: 731068 B*2

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Email: VoyaIMCashOperations@voya.com
and: VoyaIMPCFAnalyticsSolutionsGroup@voya.com

(3)	All other communications and notices:

Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342 Email: Private.Placements@Voya.com and: Justin.Stach@voya.com

(4)	E-mail address for notices:

Private.Placements@Voya.com; Justin.Stach@voya.com; VoyaIMCashOperations@voya.com; VoyaIMPCFAnalyticsSolutionsGroup@voya.com

(5)	Address for delivery of Notes:

The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
 Attn: BNY Mellon/Branch Deposit Department

with a copy to:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Patti Boss
Email: Patti.Boss@voya.com
and: opssettlements@voya.com
and: Loris.Jakielski@voya.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (including the interest rate, maturity date and private placement number), and the name of each purchaser and its account number at The Bank of New York Mellon and the following:

The contact person at the Issuer of the Notes related to payments on the Notes is:
Name: _____________________
Telephone #: ________________
E-Mail: _____________________

(6)	Taxpayer I.D. Number: 53-0242530

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	$3,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

The Bank of New York Mellon
ABA#: or via SWIFT
Account No.:
FBO:
Reference: 731068 B*2

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

BNYM Mellon Asset Servicing 11486 Corporate Blvd., Suite 200 Orlando, FL 32817-8371 Attn: Operations/Settlements Email: VoyaTradeSupport@bnymellon.com
(3)	All other communications and notices:

Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342 Email: Private.Placements@voya.com and: Justin.Stach@voya.com

(4)	E-mail address for notices:

Private.Placements@voya.com; Justin.Stach@voya.com; VoyaTradeSupport@bnymellon.com

(5)	Address for delivery of Notes:

The Depository Trust Company
570 Washington Blvd—5th Floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
Ref: Acct: 9512398400/ Cigna Stable Value

with a copy to:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Patti Boss
Email: Patti.Boss@voya.com
and: Loris.Jakielski@voya.com

The cover letter accompanying the above Note should set forth the name of the issuer, a description of the Note (including the interest rate, maturity date and private placement number), and the name of the purchaser and its account number at The Bank of New York Mellon.

(6)	Taxpayer I.D. Number: 71-0294708

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE OF THE UNITED TECHNOLOGIES CORPORATION EMPLOYEE SAVINGS PLAN MASTER TRUST	$3,000,000

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

State Street Bank and Trust Company
ABA#
Account No.
Account Name:
Reference:

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

BNYM Mellon Asset Servicing
11486 Corporate Blvd., Suite 200
Orlando, FL 32817-8371
Attn: Operations/Settlements
Email: VoyaTradeSupport@bnymellon.com
With a copy to:
State Street Bank and Trust Company
1200 Crown Colony Drive—Mailstop CC1 5N
Quincy, MA 02169
Attention: Glenn Charbonneau
Email: gccharbonneau@statestreet.com
Phone: (617) 537-0180

(3)	All other communications and notices:

Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342 Email: Private.Placements@voya.com and: Justin.Stach@voya.com

(4)	E-mail address for notices:

Private.Placements@voya.com; Justin.Stach@voya.com; VoyaTradeSupport@bnymellon.com; gccharbonneau@statestreet.com

(5)	Address for delivery of Notes:

DTCC Newport Office Center
570 Washington Blvd.
Jersey City, NJ 07310
Attn: 5th Floor/NY, Window/Robert, Mendez
FBO: State Street Bank & Trust for account BBIM

with a copy to:

Voya Investment Management Co. LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Patti Boss
Email: Patti.Boss@voya.com
and: Loris.Jakielski@voya.com

The cover letter accompanying the above Note should set forth the name of the issuer, a description of the Note (including the interest rate, maturity date and private placement number), and the name of the purchaser and its account number at State Street Bank and Trust Company.

(6)	Taxpayer I.D. Number: 13-2950148

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
UNITED INSURANCE COMPANY OF AMERICA	$1,500,000
Register Note in the Name of: Hare & Co., LLC
(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: The Bank of New York Mellon
ABA#:
Account No.
Account Name:
Reference:

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

Kemper Corporate Services
Alliance United Insurance Company
One East Wacker Drive
Suite 900
Chicago, Illinois 60601
Attn: Investment Accounting
Email: investmentaccounting@kemper.com
and: investops@kemper.com
and: Private.Placements@voya.com

(3)	All other communications and notices:

Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Email: Private.Placements@voya.com and: Justin.Stach@voya.com

(4)	E-mail address for notices:

Private.Placements@voya.com; Justin.Stach@voya.com; investmentaccounting@kemper.com; investops@kemper.com; Private.Placements@voya.com

(5)	Address for delivery of Notes:

The Depository Trust and Clearing Corporation
570 Washington Blvd., 5th Floor
Jersey City, NJ 07310
Account No. 750798
Attn: Anthony Saviano 212-855-2071 and/or Marjorie Regala 212-855-7307

with a copy to:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Patti Boss
Email: Patti.Boss@voya.com
and: Loris.Jakielski@voya.com

The cover letter accompanying the above Note should set forth the name of the issuer, a description of the Note (including the interest rate, maturity date and private placement number), and the name of the purchaser and its account number at The Bank of New York Mellon.

(6)	Taxpayer I.D. Number: 36-1896670

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Series 2018 Notes to be Purchased
RESERVE NATIONAL INSURANCE COMPANY	$1,500,000
Register Notes in the Name of: Hare & Co., LLC
(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: The Bank of New York Mellon
ABA#:
Account No.
Account Name:
Reference:

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

Kemper Corporate Services
Alliance United Insurance Company
One East Wacker Drive
Suite 900
Chicago, Illinois 60601
Attn: Investment Accounting
Email: investmentaccounting@kemper.com
and: investops@kemper.com
and: Private.Placements@voya.com

(3)	All other communications and notices:

Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Email: Private.Placements@voya.com and: Justin.Stach@voya.com

(4)	E-mail address for notices:

Private.Placements@voya.com; Justin.Stach@voya.com; investmentaccounting@kemper.com; investops@kemper.com;

(5)	Address for delivery of Notes:

The Depository Trust and Clearing Corporation
570 Washington Blvd., 5th Floor
Jersey City, NJ 07310
Account No. 750795
Attn: Anthony Saviano 212-855-2071 and/or Marjorie Regala 212-855-7307

with a copy to:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Patti Boss
Email: Patti.Boss@voya.com
and: Loris.Jakielski@voya.com

The cover letter accompanying the above Note should set forth the name of the issuer, a description of the Note (including the interest rate, maturity date and private placement number), and the name of the purchaser and its account number at The Bank of New York Mellon.

(6)	Taxpayer I.D. Number: 73-0661453

SCHEDULE B

DEFINITIONS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Acceptance Partnership” is defined in Section 10.6(e).

“Affiliate” means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or Equity Interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or Equity Interests.  As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

 “Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease, (c) in respect of any Securitization Transaction of any Person, the outstanding principal amount of such financing, after taking into account reserve accounts and making appropriate adjustments and (d) in respect of any Sale and Leaseback Transaction, the present value (discounted in accordance with GAAP at the debt rate implied in the applicable lease) of the obligations of the lessee for rental payments during the term of such lease).

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country, or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws, or (c) a Person that is an agent, department, or instrumentality of, or is otherwise beneficially owned by, controlled by, or acting on behalf of, directly or indirectly, any Person, entity, organization, country, or regime described in clause (a) or (b).

“Business Day” means (a) for the purposes of Section 8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Minneapolis, Minnesota, or New York City are required or authorized to be closed.

“Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as a lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person and the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

“Change of Control” means either of the following events:

(a)            any “person” or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) has become, directly or indirectly, the “beneficial owner” (as defined in Rules 13d 3 and 13d 5 under the Exchange Act), by way of merger, consolidation or otherwise of 25% or more of the Voting Stock of the Company on a fully diluted basis, after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of the Company convertible into or exercisable for Voting Stock of the Company (whether or not such securities are then currently convertible or exercisable); or

(b)            during any period of twelve calendar months, individuals who at the beginning of such period constituted the board of directors of the Company together with any new members of such board of directors whose elections by such board of directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the members of such board of directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority of the directors of the Company then in office.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means Polaris Industries Inc., a Minnesota corporation, or any successor that becomes such in the manner prescribed in Section 10.5.

“Confidential Information” is defined in Section 20.

“Consolidated Interest Expense” means, as for any period, the consolidated interest expense of the Company and its Subsidiaries for such period determined in accordance with GAAP.

“Consolidated Net Worth” means stockholders’ equity of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

“Control Event” means the execution by the Company of a definitive written agreement (excluding, for the avoidance of doubt, any letter of intent) that, when fully performed by the parties thereto, would result in a Change of Control.

“Controlled Entity” means (a) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (b) if the Company has a parent company, such parent company and its Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Credit Agreement” means the Fourth Amended and Restated Credit Agreement dated as of July 2, 2018 among the Company, certain Subsidiaries of the Company, the lenders identified therein, U.S. Bank National Association, as lead arranger, lead book runner, and administrative agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as joint lead arrangement, joint book runners and syndication agents, and Bank of the West, Fifth Third Bank, JPMorgan Chase Bank, N.A., PNC Bank, National Association, and BMO Harris Bank N.A., as documentation agents, as such agreement may be further amended, restated, supplemented, refinanced, increased or reduced from time to time, and any successor credit agreement or similar facility.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York as its “base” or “prime” rate.

“Disposition” is defined in Section 10.6.

“Domestic Subsidiary” means any Subsidiary of the Company incorporated or organized under the laws of the United States of America, any State thereof, or the District of Columbia, and any such Domestic Subsidiary’s respective successors and assigns.

“EBIT” means, for any period, the sum of Net Income for such period plus, to the extent deducted in determining such Net Income, (i) federal, state, local and foreign income, value added and similar taxes and (ii) Consolidated Interest Expense.

“EBITDA” means, for any period, the sum of Net Income for such period (excluding the effect of any extraordinary or other non-recurring gains or losses (including any gain or loss from the sale of property)) plus, to the extent deducted in determining such Net Income (excluding the effect of any extraordinary or other non-recurring gains or losses (including any gain or loss from the sale of property)), (i) federal, state, local and foreign income, value added and similar taxes, (ii) Consolidated Interest Expense, (iii) depreciation and amortization expense and (iv) other non-cash charges.  If, during the period for which EBITDA of the Company is being calculated, the Company or any Subsidiary has (i) acquired sufficient Equity Interests of a Person to cause such Person to become a Subsidiary; (ii) acquired all or substantially all of the assets or operations, division or line of business of a Person; or (iii) disposed of one or more Subsidiaries (or disposed of all or substantially all of the assets or operations, division or line of business of a Subsidiary or other person), EBITDA shall be calculated after giving pro forma effect thereto as if all of such acquisitions and dispositions had occurred on the first day of such period.

“Elevated Leverage Period” is defined in Section 10.1.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Financial Covenant” is defined in Section 10.10(a).

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“Funded Debt” means, without duplication, the sum of (a) the principal amount of all obligations of the Company and its Subsidiaries for borrowed money, (b) all purchase money Indebtedness of the Company and its Subsidiaries, (c) the principal portion of all obligations of the Company and its Subsidiaries under Capital Leases, (d) all drawn but unreimbursed amounts under all letters of credit (other than letters of credit supporting trade payables in the ordinary course of business) issued for the account of the Company or any of its Subsidiaries and (e) all Guaranty Obligations of the Company and its Subsidiaries other than Guaranty Obligations of the Notes and the Credit Agreement.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means:

(a)            the government of the United States of America or any state or other political subdivision thereof, or

(b)            the government of any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(c)            any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guaranty Obligations” means, with respect to any Person, without duplication, any obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent:

(a)  to purchase any such Indebtedness or other obligation or any property constituting security therefor;

(b)  to advance or provide funds or other support for the payment or purchase of such Indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, maintenance agreements, comfort letters, take or pay arrangements, put agreements or similar agreements or arrangements) for the benefit of the holder of Indebtedness of such other Person;

(c)  to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation; or

(d) to otherwise assure or hold harmless the owner of such Indebtedness or obligation against loss in respect thereof.

The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made, or, if less, the maximum amount for which such Person may be liable under the terms of the instruments evidencing such Guaranty Obligation.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, asbestos, urea formaldehyde foam insulation,  polychlorinated biphenyls petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalizes substances).

“Hedging Agreements” means, collectively, interest rate protection agreements, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements, in each case, entered into or purchased by the Company or any Subsidiary Guarantor.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

“Incremental Interest” is defined in Section 1.4.

“Indebtedness” of any Person means, without duplication:

(a)  all obligations of such Person for borrowed money;

(b)  all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made;

(c)  all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business);

(d)  all obligations, other than intercompany items, of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person which would appear as liabilities on a balance sheet of such Person;

(e)  all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed;

(f)  all Guaranty Obligations of such Person;

(g)  the Attributable Indebtedness of such Person;

(h)  all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends;

(i)  all net obligations of such Person in respect of Hedging Agreements;

(j)  the maximum amount of all performance and standby letters of credit issued or bankers’ acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed); and

(k)  the aggregate amount of uncollected accounts receivable of such Person subject at such time to a sale of receivables (or similar transaction) to the extent such transaction is effected without recourse to such Person.

The Indebtedness of any Person shall include the Indebtedness of any partnership or unincorporated joint venture to the extent such Indebtedness is recourse to such Person.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any original purchaser of a Note, (b)  any holder of more than $2,000,000 in aggregate principal amount of the Notes at the time outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

“Interest Coverage Ratio” means, as of the last day of each fiscal quarter, the ratio of (a) EBIT for the period of four fiscal quarters ending on such date to (b) Interest Expense for the period of four fiscal quarters ending on such date.

“Interest Expense” means, for any period, with respect to the Company and its Subsidiaries on a consolidated basis, all interest expense including the interest component under Capital Leases, as determined in accordance with GAAP.

“Lenders” means the lending institutions identified as such in the Credit Agreement and their successors and assigns.

“Leverage Ratio” means, as of the last day of each fiscal quarter, the ratio of (a) Funded Debt on such date to (b) EBITDA for the period of four fiscal quarters ending on such date.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Loan Agreement” is defined in Section 10.10(a).

“Make-Whole Amount” is defined in Section 8.7.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the ability of any Subsidiary Guarantor to perform its obligation under the Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement (including any Supplement), the Notes or the Subsidiary Guaranty.

“Memorandum” is defined in Section 5.3.

“Most Favored Lender Notice” means a written notice from the Company to each holder of the Notes delivered promptly, and in any event within 5 Business Days after the inclusion of any Financial Covenant or any event of default, definition or other provision relating to such Financial Covenant in a Loan Agreement (including by way of amendment or other modification of any existing provision thereof), pursuant to Section 10.10, by a Responsible Officer of the Company in reasonable detail, including reference to Section 10.10, a verbatim statement of such Financial Covenant, event of default, definition, or other provision relating to such Financial Covenant and related to explanatory calculations, as applicable.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC Annual Statement” is defined in Section 6.2(a).

“Net Income” means, for any period, the net income after taxes for such period of the Company and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

“Notes” is defined in Section 1.2.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing.  A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“Other Purchasers” is defined in Section 2.

“PAI” is defined in Section 10.6(e).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Permitted Receivables Securitization Transaction” means any sale, factoring or securitization transaction involving accounts receivable (and related assets) that may be entered into by the Company or any Subsidiary Guarantor pursuant to which the Company or any Subsidiary Guarantor may sell, convey or otherwise transfer, or may grant a security interest in, any accounts receivable, whether existing on the date of this Agreement or arising thereafter) of the Company or any Subsidiary Guarantor, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all bank accounts specifically designated for the collection of such accounts receivable, all contracts and all guarantees or other     obligations in respect of such accounts receivable, the proceeds of such accounts receivable and     other assets which are customarily transferred, or in respect of which security interests are customarily granted, in connection with sales, factoring or securitizations involving accounts receivable.  Without limiting the foregoing, “Permitted Receivables Securitization Transaction” includes the transactions pursuant to the following agreements and any replacement arrangement with the same economic effect: (i) Manufacturer’s Repurchase Agreement between Acceptance Partnership and the Company, Polaris Industries Inc., a Delaware corporation and Polaris Sales Inc., a Minnesota corporation dated February 7, 1996, or any amendment, restatement, renewal or replacement thereof; (ii) Manufacturer’s Financing Agreement between Polaris Industries Ltd. and GE Commercial Distribution Finance Canada dated January 1, 2007 or any amendment, restatement, renewal or replacement thereof; (iii) Purchase, Sale, Assignment and Amending Agreement by and between Polaris Industries Ltd. and GE Commercial Distribution Finance Canada dated July 21, 2006 or any amendment, restatement, renewal or replacement thereof; (iv) Distributor’s Agreement between GE Commercial Corporation (Australia) Pty Ltd. And Polaris Sales Australia Pty Ltd. dated April 3, 2000, or any amendment, restatement, renewal or replacement thereof; (v) Financial Agreement between Transamerica Commercial Finance France (n/k/a GE Commercial Distribution Finance and Polaris France S.A.) dated April 20, 2001, or any amendment, restatement, renewal or replacement thereof; (vi) Agreement between Transamerica Commercial Finance Limited (n/k/a GE Commercial Distribution Finance Europe Limited) and Polaris Britain Limited dated June 14, 2002, as supplemented by a Supplemental Agreement dated June 14, 2002, or any amendment, restatement, renewal or replacement thereof; (vii) Master Factoring Agreement between GE Commercial Distribution Finance Europe Limited and Polaris Britain Limited dated February 29, 2008, or any amendment, restatement, renewal or replacement thereof; (viii) Finance Sale Agreement between Polaris Scandinavia AB and Transamerica Commercial Finance Limited (n/k/a GE Commercial Distribution Finance Europe Limited) dated September 4, 2003 (Sweden), or any amendment, restatement, renewal or replacement thereof; (ix) Finance Sale Agreement between Polaris Scandinavia AB and Transamerica Commercial Finance Limited (n/k/a GE Commercial Distribution Finance Europe Limited) dated September 4, 2003 (Norway), or any amendment, restatement, renewal or replacement thereof; (x) Master Factoring Agreement between GE Commercial Distribution Finance GmbH and Polaris Germany GmbH dated July 27, 2007, or any amendment, restatement, renewal or replacement thereof and (xi) Collaboration Agreement dated June 10, 2009 by and between Banco Español de Credito S.A. and Polaris Sales Spain S. L., or any amendment, restatement, renewal or replacement thereof.

“Person” means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated), or any Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

 “Priority Debt” means, as of any date, the sum (without duplication) of (a) outstanding unsecured Indebtedness of Subsidiaries that are not Subsidiary Guarantors, and (b) Indebtedness of the Company and its Subsidiaries secured by Liens not otherwise permitted by Sections 10.4(a) through (k).

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Proposed Prepayment Date” is defined in Section 8.3(c).

“Purchaser” means each purchaser listed in Schedule A.

“QPAM Exemption” is defined in Section 6.2(d).

“Qualified Acquisition” means any acquisition of either or both the capital stock or assets of any Person or Persons (or any portion thereof) that involves the payment of consideration (including, without limitation, the assumption of Indebtedness) by the Company and/or its Subsidiaries in excess of $250,000,000.

“Required Holders” means, at any time, the holders of more than 50% in principal amount of the Notes of such series at the time outstanding (exclusive of Notes of such series then owned by the Company or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“Sale and Leaseback Transaction” means, with respect to the Company or any Subsidiary, any arrangement, directly or indirectly, with any Person whereby the Company or such Subsidiary shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Securitization Transaction” means, with respect to any Person, any financing transaction or series of financing transactions (including factoring arrangements) pursuant to which such Person or any Subsidiary of such Person may sell, convey or otherwise transfer, or grant a security interest in, accounts, payments, receivables, rights to future lease payments or residuals or similar rights to payment to a special purpose subsidiary or affiliate of such Person.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Senior Funded Debt” means any Funded Debt of the Company or any Subsidiary Guarantor, other than Funded Debt that is in any manner subordinated in right of payment or security in any respect to the Notes.

“Series 2018 Notes” is defined in Section 1.1.

“Source” is defined in Section 6.2.

“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Subsidiary” means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity in which such person directly or indirectly through Subsidiaries has more than a 50% equity interest at any time.  Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Subsidiary Guarantor” means any Domestic Subsidiary of the Company that executes, or becomes a party to, the Subsidiary Guaranty.

“Subsidiary Guaranty” is defined in Section 1.3.

“Supplement” is defined in Section 1.2.

“Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing arrangement whereby the arrangement is considered borrowed money indebtedness for tax purposes but is classified as an operating lease or does not otherwise appear on a balance sheet under GAAP.

“this Agreement” or “the Agreement” is defined in Section 17.3.

“Total Assets” means, as of any date, the total assets of the Company and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation, or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country, or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act, and any other OFAC Sanctions Program.

“Voting Stock” means all classes of the Equity Interests of such Person then outstanding and normally entitled to vote in the election of directors (or similar governing authority).

“Wholly Owned Subsidiary” means, at any time, any Subsidiary 100% of all of the Equity Interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly Owned Subsidiaries at such time.

“Wholly Owned Subsidiary Guarantor” means, at any time, any Subsidiary Guarantor 100% of all of the Equity Interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly Owned Subsidiary Guarantors at such time.

SCHEDULE 5.3

DISCLOSURE MATERIALS

(1)	Polaris Industries U.S. Private Placement Investor Presentation slides dated June 8, 2018.

(2)	Polaris Industries Inc. Annual Report to Shareholders for the fiscal year ended December 31, 2017.

(3)	Polaris Industries Inc. News Release dated April 24, 2018.

(4)	Polaris Industries Inc. News Release dated May 30, 2018.

Schedule 5.3

SCHEDULE 5.4

SUBSIDIARIES AND AFFILIATES

(a) Subsidiaries:

	Name	Jurisdiction	Type of Entity	Parent	Percentage Ownership	Guarantor under the Credit Agreement
First Tier Subsidiaries
1.	North 54 Insurance, Inc.	Hawaii	Corporation	Polaris Industries Inc. (MN)	100.00%	Yes
2.	Polaris Industries Inc.	Delaware	Corporation	Polaris Industries Inc. (MN)	100.00%	Yes
3.	Polaris Acceptance Inc.	Minnesota	Corporation	Polaris Industries Inc. (MN)	100.00%	Yes
Second Tier Subsidiaries
4.	Polaris Sales Inc.	Minnesota	Corporation	Polaris Industries Inc. (DE)	100.00%	Borrower
5.	Polaris Sales Mexico, S. de R.L. de C.V.	Mexico	Limited Liability Company	Polaris Industries Inc. (DE) Polaris Sales Inc.	99.00% 1.00%	No
6.	Primordial Inc.	Delaware	Corporation	Polaris Industries. (DE)	100.00%	No
7.	Taylor-Dunn Manufacturing Company	California	Corporation	Polaris Industries. (DE)	100.00%	No
8.	Indian Motorcycle Company	Delaware	Corporation	Polaris Industries Inc. (DE)	100.00%	Yes
9.	Indian Motorcycle International, LLC	Delaware	Limited Liability Company	Polaris Industries Inc. (DE)	100.00%	Yes
10.	TAP Automotive Holdings, LLC	Delaware	Limited Liability Company	Polaris Industries Inc. (DE)	100.00%	Yes
11.	Polaris Luxembourg I Sarl	Luxembourg	Sarl	Polaris Industries Inc. (DE)	100.00%	No
Third Tier Subsidiaries
12.	Boat Holdings, LLC	Delaware	Limited Liability Company	Polaris Sales Inc.	100.00%	Yes
13.	TAP Worldwide, LLC	Delaware	Limited Liability Company	Polaris Sales Inc.	100.00%	No
14.	Polaris Experience, LLC	Minnesota	Limited Liability Company	Polaris Sales Inc.	100.00%	No

Schedule 5.4

Name	Jurisdiction	Type of Entity	Parent	Percentage Ownership	Guarantor under the Credit Agreement
15.	Polaris Sales Europe Inc.	Minnesota	Corporation	Polaris Sales Inc.	100.00%	Yes
16.	Teton Outfitters, LLC	Idaho	Limited Liability Company	Polaris Sales Inc.	100.00%	Yes
17.	Polaris Sales Australia Pty Ltd.	Australia	Corporation	Polaris Sales Inc.	100.00%	No
18.	Premier O.E.M. Inc.	Wisconsin	Corporation	Polaris Sales Inc.	100.00%	No
19.	Polaris Industries Holdco LP	Cayman Islands	Limited Partnership	Polaris Sales Inc. Polaris Industries LLC	99.99% 0.01%	No
20.	Polaris Industries LLC	Delaware	Limited Liability Company	Polaris Sales Inc.	100.00%	No
21.	Polaris Direct Inc.	Minnesota	Corporation	Polaris Sales Inc.	100.00%	Yes
22.	Indian Motorcycle USA, LLC	Delaware	Limited Liability Company	Indian Motorcycle International, LLC	100.00%	Yes
23.	TAP Manufacturing, LLC	Delaware	Limited Liability Company	TAP Automotive Holdings, LLC	100.00%	No
24.	TAP Off Road Investment Company, Ltd.	Hong Kong	Corporation	TAP Automotive Holdings, LLC	100.00%	No
25.	Polaris Luxembourg II Sarl	Luxembourg	Sarl	Polaris Luxembourg I Sarl	100.00%	No
Fourth Tier Subsidiaries
26.	Highwater Marine LLC	Delaware	Limited Liability Company	Boat Holdings, LLC	100.00%	Yes
27.	Pontoon Boat, LLC	Delaware	Limited Liability Company	Boat Holdings, LLC	100.00%	Yes
28.	Transamerican (NINBGO) Automotive Technology Company Ltd.	China	WFOE	TAP Worldwide, LLC	100.00%	No
29.	Polaris Events, LLC	Minnesota	Limited Liability Company	Polaris Experience, LLC	100.00%	No
30.	swissauto powersport llc	Switzerland	LLC	Polaris Sales Europe Inc.	100.00%	No

Schedule 5.4

Name	Jurisdiction	Type of Entity	Parent	Percentage Ownership	Guarantor under the Credit Agreement
31.	KLIM Europe Aps	Denmark	Pvt. Ltd. Co	Teton Outfitters, LLC	100.00%	No
32.	Victory Motorcycles Australia Pty Ltd.	Australia	Corporation	Polaris Sales Australia Pty Ltd.	100.00%	No
33.	Polaris Britain Limited	United Kingdom	Corporation	Polaris Industries Holdco LP	100.00%	No
34.	Polaris Finance Co Sarl	Luxembourg	Sarl	Polaris Industries Holdco LP	100.00%	No
35.	Polaris India Private Ltd.	India	Private Limited Company	Polaris Industries Holdco LP Polaris APLA Holdco Pte Ltd.	70.00% 30.00%	No
36.	Polaris APLA Holdco Pte Ltd.	Singapore	Private Limited Company	Polaris Industries Holdco LP	100.00%	No
37.	Polaris of Brazil Import and Trade of Vehicles and Motorcycles LLC	Brazil	Limited Liability Company	Polaris Industries Holdco LP Polaris APLA Holdco Pte Ltd. Polaris Industries Inc. [DE]	70.009998% 29.989999% .000003%	No
38.	Polaris Canada Holdco LP	Canada	Limited Partnership	Polaris Luxembourg II Polaris Luxembourg I	99.999999% .000001%	No
Fifth Tier Subsidiaries
39.	Polaris Scandinavia AB	Sweden	Corporation	Polaris Britain Limited	100.00%	No
40.	Polaris Sales Spain, S.L.	Spain	SL	Polaris Britain Limited	100.00%	No4
41.	Polaris EMEA Support Center S.p. z.oo	Poland	Sp z oo	Polaris Britain Limited Polaris Germany GmbH	99.00% 1.00%	No
42.	Polaris Germany GmbH	Germany	GmbH	Polaris Britain Limited	100.00%	No
43.	Polaris France Holdco SNC	France	SNC	Polaris Britain Limited Polaris Germany GmbH	99.90% .10%	No
44.	Polaris Sales Europe Sarl	Switzerland	Sarl	Polaris Britain Limited	100.00%	Borrower
45.	Polaris Finland Oy	Finland	Limited Liability Company	Polaris Britain Limited	100.00%	No
46.	Polaris Poland Sp. z o.o.	Poland	Limited Liability Company	Polaris Finance Co Sarl	100.00%	No
47.	Northstar Precision (Vietnam) Co Limited	Vietnam	Limited Liability Company	Polaris APLA Holdco Pte. Ltd	80.1%	No

Schedule 5.4

Name	Jurisdiction	Type of Entity	Parent	Percentage Ownership	Guarantor under the Credit Agreement
48.	HH Investment Limited	Hong Kong		Polaris APLA Holdco Pte. Ltd	100.00%	No
49.	Polaris Limited China	China	WFOE	Polaris APLA Holdco Pte. Ltd	100.00%	No
50.	Polaris Industries Ltd.	Canada	Corporation	Polaris Canada Holdco LP	100.00%	No
Sixth Tier Subsidiaries
51.	Polaris Norway AS	Norway	Corporation	Polaris Scandinavia AB	100.00%	No
52.	Goupil Industrie S.A.	France	Corporation	Polaris France Holdco SNC	100.00%	No
53.	A.M. Holding S.A.S.	France	Corporation	Polaris France Holdco SNC	100.00%	No
54.	Polaris France	France	S.A.S.	Polaris France Holdco SNC	100.00%	No
55.	North Pole Star, S. de R.L. de C.V.	Mexico	Limited Liability Company	Polaris Sales Europe Sarl Polaris France	99.00% 1.00%	No
56.	KLIM Europe Sarl	Switzerland	Sarl	Polaris Sales Europe Sarl	100.00%	No
57.	Shanghai Yi Xing Power Technology Co. Ltd.	China	WFOE	HH Investment Limited	100.00%	No
58.	TAP Automotive Holdings Canada, Inc.	Canada	Corporation	Polaris Industries Ltd.	100.00%	No
Seventh Tier Subsidiaries
59.	FAM SAS	France	SAS	A.M. Holding S.A.S.	100.00%	No
60.	Aixam-Mega S.A.S.	France	SAS	A.M. Holding S.A.S.	100.00%	No
Eighth Tier Subsidiaries
61.	Aixam Immobilier S.A.S.	France	SAS	Aixam-Mega S.A.S.	100.00%	No
62.	Mega Production S.A.	France	SA	Aixam-Mega S.A.S.	100.00%	No
63.	Aixam Production SAS	France	SAS	Aixam-Mega S.A.S.	100.00%	No
64.	Carmax SAS	France	SAS	Aixam-Mega S.A.S.	100.00%	No
65.	Carmetal SAS	France	SAS	Aixam-Mega S.A.S.	100.00%	No
66.	Compagnie Industrielle du Vercors SAS	France	SAS	Aixam-Mega S.A.S.	100.00%	No

Schedule 5.4

Name	Jurisdiction	Type of Entity	Parent	Percentage Ownership	Guarantor under the Credit Agreement
67.	Aixam Mega Engineering SAS	France	SAS	Aixam-Mega S.A.S.	100.00%	No
68.	Aixam Mega Nederland BV	Netherlands	BV	Aixam-Mega S.A.S.	100.00%	No
69.	Aixam Lusitana Sociedade De Comercializacae de Automoveis, S.A.	Portugal	S.A. Sociedade anonima	Aixam-Mega S.A.S.	100.00%	No
70.	Aixam Mega Ltd.	United Kingdom	Corporation	Aixam-Mega S.A.S.	100.00%	No
71.	Aixam Mega Italia S.R.L.	Italy	Societa a responsabilita limitata	Aixam-Mega S.A.S.	100.00%	No
72.	AIXAM Mega GmbH	Austria	GmbH	Aixam-Mega S.A.S.	100.00%	No
73.	Aixam-Mega Iberica S.L.	Spain	S.L. Sociedad unipersonal	Aixam-Mega S.A.S.	100.00%	No
Ninth Tier Subsidiary
74.	SCI GEB	France	Civil company	Aixam Immobilier S.A.S.	100.00%	No

(b)           Affiliates:

1.                Polaris Acceptance, an Illinois general partnership in which Polaris Acceptance Inc. owns a 50% interest.
2.                Eicher Polaris Private Ltd., a limited liability company organized under the laws of India in which Polaris Industries Inc. [DE] owns a 50% equity interest.
3.                BAIC TAP Off-Road Vehicle Technology Company Ltd., a limited liability company organized under the laws of China in which TAP Off Road Investment Company, Ltd., a Hong Kong corporation, owns a 25% equity interest.

(c)           Directors:

               George W. Bilicic
               Annette K. Clayton
               Kevin M. Farr
               Gary E. Hendrickson
               Gwenne A. Henricks
               Bernd F. Kessler
               Lawrence D. Kingsley
               John P. Wiehoff
               Scott W. Wine

Schedule 5.4

(d)          Senior Officers:

Scott W. Wine	Chief Executive Officer
Kenneth J. Pucel	Executive Vice President–Global Operations, Engineering and Lean
Michael T. Speetzen	Executive Vice President - Finance and Chief Financial Officer
Lucy Clark Dougherty	Senior Vice President–Legal, General Counsel, and Secretary
Michael D. Dougherty	President–International
Michael Donoughe	Senior Vice President–Chief Technology Officer
Stephen L. Eastman	President–Parts, Garments and Accessories
Matthew Emmerich	Vice President and Chief Information Officer
Robert P. Mack	Senior Vice President–Corporate Development and Strategy and President-Adjacent Markets
Steven D. Menneto	President–Motorcycles
Christopher Musso	President–Off-Road Vehicles
Craig Scanlon	President–TAP
James P. Williams	Senior Vice President–Chief Human Resources Officer
Christopher Wolf	President-Snowmobiles

(d)          Restrictions on Dividends:

               (1)           Reference is made to the Credit Agreement.

Schedule 5.4

SCHEDULE 5.5

FINANCIAL STATEMENTS

(1)
Consolidated balance sheets as of December 31, 2017 and 2016, consolidated statements of income for the years ended December 31, 2017, 2016 and 2015, consolidated statements of comprehensive income for the years ended December 31, 2017, 2016 and 2015, consolidated statements of shareholders’ equity for the years ended December 31, 2017, 2016 and 2015 and consolidated statements of cash flows for the years ended December 31, 2017, 2016 and 2015.

(2)
Consolidated balance sheets (unaudited) as of March 31, 2018, consolidated statements of income (loss) (unaudited) for the three months ended March 31, 2018 and March 31, 2017, consolidated statements of comprehensive income (unaudited) for the three months ended March 31, 2018 and March 31, 2017 and consolidated statements of cash flows (unaudited) for the three months ended March 31, 2018 and March 31, 2017.

Schedule 5.5

SCHEDULE 5.14

USE OF PROCEEDS

The proceeds from the sale of the Notes will be used to fund part of the purchase price for the Company’s acquisition of Boat Holdings, LLC.

Schedule 5.14

SCHEDULE 5.15

EXISTING INDEBTEDNESS

5.15(a)

(1)          Project Development Agreement between the city of Huntsville, Alabama, Limestone County, and Polaris Industries Inc. with respect to $10,874,000.

(2)          The following Surety Bonds:

Bond Number(s)	Principal(s)	Individual Surety Liability Amount	Bond Type	Obligee(s)	Original Inception Date	Bond Effective Date	Bond Expiration Date	Surety(s)
105366063	Polaris Sales Inc.	50,000.00	Motor Vehicle Dealer	State of North Carolina, Department of Transportation	6/14/2010	6/14/2017	6/14/2018	Travelers Casualty and Surety Company of America
105695451	Polaris Industries Inc.	10,000.00	Right of Way	United States of America	10/1/2012	10/1/2017	10/1/2018	Travelers Casualty and Surety Company of America
105741563	Polaris Sales Inc.	65,000.00	Other Miscellaneous	Commonwealth of Virginia	8/15/2013	8/15/2017	8/15/2018	Travelers Casualty and Surety Company of America
190033650	Polaris Industries Inc.	7,891,622.00	Self Insurer Workers Compensation	State of Minnesota	9/2/2016	9/2/2017	9/2/2018	Liberty Mutual Insurance Company
190033708	Polaris Industries Inc.	25,000.00	Motor Vehicle Dealer	State of Indiana, Secretary of State	8/4/2016	8/4/2017	8/4/2018	Liberty Mutual Insurance Company
190033748	Polaris Industries Inc., Polaris Sales, Inc., Polaris Industries Manufacturing, LLC and Resilient Technologies, LLC	1,000,000.00	Self Insurer Workers Compensation	State of Wisconsin	7/1/2017	7/1/2017	7/1/2018	Liberty Mutual Insurance Company
190038553	Polaris Industries Inc.	100,000.00	Motor Vehicle Dealer	State of Maryland, Administrator of Motor Vehicles	9/22/2017	9/22/2017	9/22/2018	Liberty Mutual Insurance Company
190038554	Polaris Sales, Inc., a division of Polaris Industries, Inc.	25,000.00	Motor Vehicle Dealer	State of Indiana - Dealer Division	9/17/2017	9/17/2017	9/17/2018	Liberty Mutual Insurance Company
190038560	Indian Motorcycle Company	25,000.00	Motor Vehicle Dealer	Maryland Motor Vehicle Administration - Glen	11/28/2017	11/28/2017	11/28/2018	Liberty Mutual Insurance Company
190038561	Polaris Sales, Inc.	5,000.00	Motor Vehicle Dealer	State of Nevada	11/11/2017	11/11/2017	11/11/2018	Liberty Mutual Insurance Company
190038574	Indian Motorcycle Company	50,000.00	Motor Vehicle Dealer	Minnesota Department of Public Safety	1/22/2018	1/22/2018	1/22/2019	Liberty Mutual Insurance Company
190038575	Polaris Industries Inc.	10,000.00	Airlines Reporting Corporation	Airlines Reporting Corporation	1/7/2018	1/7/2018	1/7/2019	Liberty Mutual Insurance Company
190038576	Polaris Industries Inc.	3,315,000.00	Self Insurer Workers Compensation	Insurance Division of Iowa	1/1/2018	1/1/2018	1/1/2019	Liberty Mutual Insurance Company
190038582	Polaris Industries Inc. dba Victory Motorcycles USA	50,000.00	Miscellaneous Indemnity	State of California	12/14/2017	12/14/2017	12/14/2018	Liberty Mutual Insurance Company
190038585	Polaris Industries Inc.	50,000.00	Motor Vehicle Dealer	State of Minnesota	2/21/2018	2/21/2018	2/21/2019	Liberty Mutual Insurance Company
105366048	Polaris Sales Inc.	100,000.00	Motor Vehicle Dealer	Administrator of Motor Vehicles, State of Maryland	4/1/2010	4/1/2017	4/1/2018	Travelers Casualty and Surety Company of America
105366050	Polaris Industries Inc.	30,000.00	Motor Vehicle Dealer	State of Kansas	4/1/2010	4/1/2017	4/1/2018	Travelers Casualty and Surety Company of America

Schedule 5.15

(3)          The following foreign currency hedge contracts.
               The fair value of these currency contacts as of March 31, 2018 is a net liability $ 5,264,377.

Canadian Dollar
Amount	Bank	Type	Contract Date	Spot Rate	Settlement Date	Contract Rate	US $$ Amount
900,000	BMO	forward	6/30/2017	0.7700	4/30/2018	0.7726	$695,295
900,000	BMO	option	6/30/2017	0.7700	4/30/2018	0.7725	$695,295
900,000	US BANK	forward	6/29/2017	0.7700	4/30/2018	0.7724	$695,141
900,000	US BANK	option	6/29/2017	0.7700	4/30/2018	0.7724	$695,141
650,000	Fifth Third	forward	7/21/2017	0.7975	4/30/2018	0.7995	$519,667
650,000	Fifth Third	option	7/21/2017	0.7975	4/30/2018	0.7995	$519,667
650,000	JPM	forward	7/21/2017	0.7973	4/30/2018	0.7994	$519,626
650,000	JPM	option	7/21/2017	0.7973	4/30/2018	0.7994	$519,626
1,000,000	WELLS	forward	9/1/2017	0.8050	4/30/2018	0.8050	$805,023
1,000,000	WELLS	option	9/1/2017	0.8050	4/30/2018	0.8050	$805,023
1,000,000	BTMU	forward	9/6/2017	0.8177	4/30/2018	0.8178	$817,795
1,000,000	BTMU	option	9/6/2017	0.8177	4/30/2018	0.8178	$817,795
1,000,000	PNC	forward	9/6/2017	0.8173	4/30/2018	0.8175	$817,528
1,000,000	PNC	option	9/6/2017	0.8173	4/30/2018	0.8175	$817,528
2,200,000	BOA	forward	1/24/2018	0.8084	4/30/2018	0.8091	$1,779,935
2,200,000	BOA	option	1/24/2018	0.8084	4/30/2018	0.8091	$1,779,935
1,000,000	BTMU	forward	1/24/2018	0.8101	4/30/2018	0.8106	$810,636
1,000,000	BTMU	option	1/24/2018	0.8101	4/30/2018	0.8106	$810,636
1,000,000	BOTW	forward	1/24/2018	0.8089	4/30/2018	0.8095	$809,520
1,000,000	BOTW	option	1/24/2018	0.8089	4/30/2018	0.8095	$809,520
1,050,000	BMO	forward	6/30/2017	0.7700	5/31/2018	0.7728	$811,388
1,050,000	BMO	option	6/30/2017	0.7700	5/31/2018	0.7727	$811,387
1,050,000	US BANK	forward	6/29/2017	0.7700	5/31/2018	0.7724	$811,061
1,050,000	US BANK	option	6/29/2017	0.7700	5/31/2018	0.7724	$811,061
700,000	Fifth Third	forward	7/21/2017	0.7975	5/31/2018	0.7996	$559,731
700,000	Fifth Third	option	7/21/2017	0.7975	5/31/2018	0.7996	$559,731
700,000	JPM	forward	7/21/2017	0.7973	5/31/2018	0.7996	$559,687
700,000	JPM	option	7/21/2017	0.7973	5/31/2018	0.7996	$559,687
1,100,000	WELLS	forward	9/1/2017	0.8050	5/31/2018	0.8050	$885,526
1,100,000	WELLS	option	9/1/2017	0.8050	5/31/2018	0.8050	$885,526
1,200,000	BTMU	forward	9/6/2017	0.8177	5/31/2018	0.8177	$981,274
1,200,000	BTMU	option	9/6/2017	0.8177	5/31/2018	0.8177	$981,274
1,200,000	PNC	forward	9/6/2017	0.8173	5/31/2018	0.8175	$980,953
1,200,000	PNC	option	9/6/2017	0.8173	5/31/2018	0.8175	$980,953
1,000,000	PNC	forward	1/5/2018	0.8058	5/31/2018	0.8066	$806,582
1,000,000	PNC	option	1/5/2018	0.8058	5/31/2018	0.8066	$806,582
1,500,000	BOA	forward	1/24/2018	0.8084	5/31/2018	0.8093	$1,213,887
1,500,000	BOA	option	1/24/2018	0.8084	5/31/2018	0.8093	$1,213,887
1,000,000	BTMU	forward	1/24/2018	0.8101	5/31/2018	0.8108	$810,767
1,000,000	BTMU	option	1/24/2018	0.8101	5/31/2018	0.8108	$810,767
1,000,000	BOTW	forward	1/24/2018	0.8089	5/31/2018	0.8098	$809,782
1,000,000	BOTW	option	1/24/2018	0.8089	5/31/2018	0.8098	$809,782
950,000	BMO	forward	6/30/2017	0.7700	6/29/2018	0.7729	$734,274
950,000	BMO	option	6/30/2017	0.7700	6/29/2018	0.7729	$734,274
950,000	US BANK	forward	6/29/2017	0.7700	6/29/2018	0.7724	$733,817
950,000	US BANK	option	6/29/2017	0.7700	6/29/2018	0.7724	$733,817
700,000	Fifth Third	forward	7/21/2017	0.7975	6/29/2018	0.7997	$559,821
700,000	Fifth Third	option	7/21/2017	0.7975	6/29/2018	0.7997	$559,821
700,000	JPM	forward	7/21/2017	0.7973	6/29/2018	0.7997	$559,776
700,000	JPM	option	7/21/2017	0.7973	6/29/2018	0.7997	$559,776
1,100,000	WELLS	forward	9/1/2017	0.8050	6/29/2018	0.8050	$885,526
1,100,000	WELLS	option	9/1/2017	0.8050	6/29/2018	0.8050	$885,526
1,100,000	BTMU	forward	9/6/2017	0.8177	6/29/2018	0.8177	$899,428
1,100,000	BTMU	option	9/6/2017	0.8177	6/29/2018	0.8177	$899,428
1,100,000	PNC	forward	9/6/2017	0.8173	6/29/2018	0.8174	$899,134
1,100,000	PNC	option	9/6/2017	0.8173	6/29/2018	0.8174	$899,134
1,000,000	BOA	forward	1/24/2018	0.8084	6/29/2018	0.8095	$809,454
1,000,000	BOA	option	1/24/2018	0.8084	6/29/2018	0.8095	$809,454
1,000,000	BTMU	forward	1/24/2018	0.8101	6/29/2018	0.8108	$810,833
1,000,000	BTMU	option	1/24/2018	0.8101	6/29/2018	0.8108	$810,833
1,000,000	BOTW	forward	1/24/2018	0.8089	6/29/2018	0.8099	$809,913
1,000,000	BOTW	option	1/24/2018	0.8089	6/29/2018	0.8099	$809,913
750,000	Fifth Third	forward	7/21/2017	0.7975	7/31/2018	0.7999	$599,904
750,000	Fifth Third	option	7/21/2017	0.7975	7/31/2018	0.7999	$599,904
750,000	JPM	forward	7/21/2017	0.7973	7/31/2018	0.7997	$599,808
750,000	JPM	option	7/21/2017	0.7973	7/31/2018	0.7997	$599,808
1,050,000	WELLS	forward	9/1/2017	0.8050	7/31/2018	0.8050	$845,275
1,050,000	WELLS	option	9/1/2017	0.8050	7/31/2018	0.8050	$845,275
1,050,000	BMO	forward	9/1/2017	0.8050	7/31/2018	0.8058	$846,099
1,050,000	BMO	option	9/1/2017	0.8050	7/31/2018	0.8058	$846,099
600,000	BTMU	forward	9/6/2017	0.8177	7/31/2018	0.8175	$490,517
600,000	BTMU	option	9/6/2017	0.8177	7/31/2018	0.8175	$490,517
600,000	BOTW	forward	9/6/2017	0.8180	7/31/2018	0.8176	$490,557
600,000	BOTW	option	9/6/2017	0.8180	7/31/2018	0.8176	$490,557
750,000	Fifth Third	forward	1/5/2018	0.8058	7/31/2018	0.8075	$605,620
750,000	Fifth Third	option	1/5/2018	0.8058	7/31/2018	0.8075	$605,620
1,000,000	BOA	forward	1/24/2018	0.8084	7/31/2018	0.8096	$809,585
1,000,000	BOA	option	1/24/2018	0.8084	7/31/2018	0.8096	$809,585
1,250,000	Fifth Third	forward	7/21/2017	0.7975	8/31/2018	0.8000	$1,000,000
1,250,000	Fifth Third	option	7/21/2017	0.7975	8/31/2018	0.8000	$1,000,000
1,250,000	JPM	forward	7/21/2017	0.7973	8/31/2018	0.7999	$999,840
1,250,000	JPM	option	7/21/2017	0.7973	8/31/2018	0.7999	$999,840
1,000,000	WELLS	forward	9/1/2017	0.8050	8/31/2018	0.8050	$805,023
1,000,000	WELLS	option	9/1/2017	0.8050	8/31/2018	0.8050	$805,023
1,000,000	BMO	forward	9/1/2017	0.8050	8/31/2018	0.8058	$805,789
1,000,000	BMO	option	9/1/2017	0.8050	8/31/2018	0.8058	$805,789
900,000	BTMU	forward	9/6/2017	0.8177	8/31/2018	0.8173	$735,595
900,000	BTMU	option	9/6/2017	0.8177	8/31/2018	0.8173	$735,595
900,000	BOTW	forward	9/6/2017	0.8180	8/31/2018	0.8175	$735,715
900,000	BOTW	option	9/6/2017	0.8180	8/31/2018	0.8175	$735,715
2,000,000	PNC	forward	1/5/2018	0.8058	8/31/2018	0.8070	$1,614,075
2,000,000	PNC	option	1/5/2018	0.8058	8/31/2018	0.8070	$1,614,075
2,200,000	Fifth Third	forward	1/5/2018	0.8058	8/31/2018	0.8077	$1,776,916
2,200,000	Fifth Third	option	1/5/2018	0.8058	8/31/2018	0.8077	$1,776,916
2,000,000	BOA	forward	1/24/2018	0.8084	8/31/2018	0.8098	$1,619,564
2,000,000	BOA	option	1/24/2018	0.8084	8/31/2018	0.8098	$1,619,564
2,000,000	BTMU	forward	1/24/2018	0.8101	8/31/2018	0.8112	$1,622,323
2,000,000	BTMU	option	1/24/2018	0.8101	8/31/2018	0.8112	$1,622,323
2,000,000	BOTW	forward	1/24/2018	0.8089	8/31/2018	0.8104	$1,620,877
2,000,000	BOTW	option	1/24/2018	0.8089	8/31/2018	0.8104	$1,620,877
1,400,000	Fifth Third	forward	7/21/2017	0.7975	9/28/2018	0.8001	$1,120,179
1,400,000	Fifth Third	option	7/21/2017	0.7975	9/28/2018	0.8001	$1,120,179
1,400,000	JPM	forward	7/21/2017	0.7973	9/28/2018	0.8000	$1,120,000
1,400,000	JPM	option	7/21/2017	0.7973	9/28/2018	0.8000	$1,120,000
2,650,000	WELLS	forward	9/1/2017	0.8050	9/28/2018	0.8050	$2,133,312
2,650,000	WELLS	option	9/1/2017	0.8050	9/28/2018	0.8050	$2,133,312
2,650,000	BMO	forward	9/1/2017	0.8050	9/28/2018	0.8058	$2,135,271
2,650,000	BMO	option	9/1/2017	0.8050	9/28/2018	0.8058	$2,135,271
1,300,000	BTMU	forward	9/6/2017	0.8177	9/28/2018	0.8171	$1,062,265
1,300,000	BTMU	option	9/6/2017	0.8177	9/28/2018	0.8171	$1,062,265
1,300,000	US Bank	forward	9/6/2017	0.8177	9/28/2018	0.8173	$1,062,439
1,300,000	US Bank	option	9/6/2017	0.8177	9/28/2018	0.8173	$1,062,439
2,000,000	PNC	forward	1/5/2018	0.8058	9/28/2018	0.8071	$1,614,205
2,000,000	PNC	option	1/5/2018	0.8058	9/28/2018	0.8071	$1,614,205
2,200,000	Fifth Third	forward	1/5/2018	0.8058	9/28/2018	0.8078	$1,777,203
2,200,000	Fifth Third	option	1/5/2018	0.8058	9/28/2018	0.8078	$1,777,203
1,400,000	BOA	forward	1/24/2018	0.8084	9/28/2018	0.8098	$1,133,787
1,400,000	BOA	option	1/24/2018	0.8084	9/28/2018	0.8098	$1,133,787
1,000,000	BTMU	forward	1/24/2018	0.8101	9/28/2018	0.8112	$811,227
1,000,000	BTMU	option	1/24/2018	0.8101	9/28/2018	0.8112	$811,227
1,000,000	BOTW	forward	1/24/2018	0.8089	9/28/2018	0.8106	$810,570
1,000,000	BOTW	option	1/24/2018	0.8089	9/28/2018	0.8106	$810,570
2,000,000	JPM	forward	9/6/2017	0.8170	10/31/2018	0.8163	$1,632,653
2,000,000	JPM	option	9/6/2017	0.8170	10/31/2018	0.8163	$1,632,653
1,500,000	PNC	forward	1/5/2018	0.8058	10/31/2018	0.8072	$1,210,849
1,500,000	PNC	option	1/5/2018	0.8058	10/31/2018	0.8072	$1,210,849
2,000,000	Fifth Third	forward	1/5/2018	0.8058	10/31/2018	0.8080	$1,615,900
2,000,000	Fifth Third	option	1/5/2018	0.8058	10/31/2018	0.8080	$1,615,900
1,000,000	BOA	forward	1/24/2018	0.8084	10/31/2018	0.8100	$810,045
1,000,000	BOA	option	1/24/2018	0.8084	10/31/2018	0.8100	$810,045
1,500,000	BTMU	forward	1/24/2018	0.8101	10/31/2018	0.8114	$1,217,039
1,500,000	BTMU	option	1/24/2018	0.8101	10/31/2018	0.8114	$1,217,039
1,500,000	BOTW	forward	1/24/2018	0.8089	10/31/2018	0.8108	$1,216,150
1,500,000	BOTW	option	1/24/2018	0.8089	10/31/2018	0.8108	$1,216,150
1,500,000	JPM	forward	9/6/2017	0.8170	11/30/2018	0.8161	$1,224,190
1,500,000	JPM	option	9/6/2017	0.8170	11/30/2018	0.8161	$1,224,190
2,000,000	PNC	forward	1/5/2018	0.8058	11/30/2018	0.8073	$1,614,596
2,000,000	PNC	option	1/5/2018	0.8058	11/30/2018	0.8073	$1,614,596
2,000,000	Fifth Third	forward	1/5/2018	0.8058	11/30/2018	0.8081	$1,616,292
2,000,000	Fifth Third	option	1/5/2018	0.8058	11/30/2018	0.8081	$1,616,292
1,000,000	BOA	forward	1/24/2018	0.8084	11/30/2018	0.8102	$810,176
1,000,000	BOA	option	1/24/2018	0.8084	11/30/2018	0.8102	$810,176
1,500,000	BTMU	forward	1/24/2018	0.8101	11/30/2018	0.8114	$1,217,137
1,500,000	BTMU	option	1/24/2018	0.8101	11/30/2018	0.8114	$1,217,137
1,500,000	BOTW	forward	1/24/2018	0.8089	11/30/2018	0.8110	$1,216,545
1,500,000	BOTW	option	1/24/2018	0.8089	11/30/2018	0.8110	$1,216,545
600,000	JPM	forward	9/6/2017	0.8170	12/31/2018	0.8159	$489,556
600,000	JPM	option	9/6/2017	0.8170	12/31/2018	0.8159	$489,556
1,500,000	BOA	forward	1/24/2018	0.8084	12/31/2018	0.8103	$1,215,461
1,500,000	BOA	option	1/24/2018	0.8084	12/31/2018	0.8103	$1,215,461
1,000,000	BTMU	forward	1/24/2018	0.8101	12/31/2018	0.8115	$811,491
1,000,000	BTMU	option	1/24/2018	0.8101	12/31/2018	0.8115	$811,491
1,000,000	BOTW	forward	1/24/2018	0.8089	12/31/2018	0.8112	$811,162
1,000,000	BOTW	option	1/24/2018	0.8089	12/31/2018	0.8112	$811,162

Schedule 5.15

Australian Dollar
Amount	Bank	Type	Contract Date	Spot Rate	Settlement Date	Contract Rate	US $$ Amount
760,000	USBANK	Forward	6/30/2017	0.7700	4/30/2018	0.7668	$582,768
760,000	USBANK	Option	6/30/2017	0.7700	4/30/2018	0.7668	$582,768
240,000	USBANK	Forward	7/21/2017	0.7912	4/30/2018	0.7882	$189,168
240,000	USBANK	Option	7/21/2017	0.7912	4/30/2018	0.7882	$189,168
500,000	USBANK	Forward	9/8/2017	0.8050	4/30/2018	0.8022	$401,100
500,000	USBANK	Option	9/8/2017	0.8050	4/30/2018	0.8022	$401,100
1,040,000	USBANK	Forward	6/30/2017	0.7700	5/31/2018	0.7664	$797,056
1,040,000	USBANK	Option	6/30/2017	0.7700	5/31/2018	0.7664	$797,056
330,000	USBANK	Forward	7/21/2017	0.7912	5/31/2018	0.7878	$259,974
330,000	USBANK	Option	7/21/2017	0.7912	5/31/2018	0.7878	$259,974
700,000	USBANK	Forward	9/8/2017	0.8050	5/31/2018	0.8018	$561,260
700,000	USBANK	Option	9/8/2017	0.8050	5/31/2018	0.8018	$561,260
560,000	USBANK	Forward	6/30/2017	0.7700	6/29/2018	0.7661	$429,016
560,000	USBANK	Option	6/30/2017	0.7700	6/29/2018	0.7661	$429,016
810,000	USBANK	Forward	7/21/2017	0.7912	6/29/2018	0.7875	$637,875
810,000	USBANK	Option	7/21/2017	0.7912	6/29/2018	0.7875	$637,875
700,000	USBANK	Forward	9/8/2017	0.8050	6/29/2018	0.8014	$560,980
700,000	USBANK	Option	9/8/2017	0.8050	6/29/2018	0.8014	$560,980
590,000	USBANK	Forward	7/21/2017	0.7912	7/31/2018	0.7872	$464,448
590,000	USBANK	Option	7/21/2017	0.7912	7/31/2018	0.7872	$464,448
200,000	USBANK	Forward	9/8/2017	0.8050	7/31/2018	0.8010	$160,200
200,000	USBANK	Option	9/8/2017	0.8050	7/31/2018	0.8010	$160,200
500,000	USBANK	Forward	12/28/2017	0.7800	7/31/2018	0.7792	$389,600
500,000	USBANK	Option	12/28/2017	0.7800	7/31/2018	0.7792	$389,600
1,000,000	USBANK	Forward	1/24/2018	0.8060	7/31/2018	0.8057	$805,700
1,000,000	USBANK	Option	1/24/2018	0.8060	7/31/2018	0.8057	$805,700
280,000	USBANK	Forward	7/21/2017	0.7912	8/31/2018	0.7868	$220,304
280,000	USBANK	Option	7/21/2017	0.7912	8/31/2018	0.7868	$220,304
300,000	USBANK	Forward	9/8/2017	0.8050	8/31/2018	0.8006	$240,180
300,000	USBANK	Option	9/8/2017	0.8050	8/31/2018	0.8006	$240,180
500,000	USBANK	Forward	12/28/2017	0.7800	8/31/2018	0.7792	$389,600
500,000	USBANK	Option	12/28/2017	0.7800	8/31/2018	0.7792	$389,600
1,000,000	USBANK	Forward	1/24/2018	0.8060	8/31/2018	0.8057	$805,700
1,000,000	USBANK	Option	1/24/2018	0.8060	8/31/2018	0.8057	$805,700
380,000	USBANK	Forward	7/21/2017	0.7912	9/28/2018	0.7865	$298,870
380,000	USBANK	Option	7/21/2017	0.7912	9/28/2018	0.7865	$298,870
230,000	USBANK	Forward	9/8/2017	0.8050	9/28/2018	0.8002	$184,046
230,000	USBANK	Option	9/8/2017	0.8050	9/28/2018	0.8002	$184,046
500,000	USBANK	Forward	12/28/2017	0.7800	9/28/2018	0.7792	$389,600
500,000	USBANK	Option	12/28/2017	0.7800	9/28/2018	0.7792	$389,600
1,000,000	USBANK	Forward	1/24/2018	0.8060	9/28/2018	0.8057	$805,700
1,000,000	USBANK	Option	1/24/2018	0.8060	9/28/2018	0.8057	$805,700
400,000	USBANK	Forward	12/28/2017	0.7800	10/31/2018	0.7792	$311,680
400,000	USBANK	Option	12/28/2017	0.7800	10/31/2018	0.7792	$311,680
1,000,000	USBANK	Forward	1/24/2018	0.8060	10/31/2018	0.8058	$805,800
1,000,000	USBANK	Option	1/24/2018	0.8060	10/31/2018	0.8058	$805,800
400,000	USBANK	Forward	12/28/2017	0.7800	11/30/2018	0.7792	$311,680
400,000	USBANK	Option	12/28/2017	0.7800	11/30/2018	0.7792	$311,680
1,200,000	USBANK	Forward	1/24/2018	0.8060	11/30/2018	0.8058	$966,960
1,200,000	USBANK	Option	1/24/2018	0.8060	11/30/2018	0.8058	$966,960
400,000	USBANK	Forward	12/28/2017	0.7800	12/31/2018	0.7791	$311,640
400,000	USBANK	Option	12/28/2017	0.7800	12/31/2018	0.7791	$311,640
1,200,000	USBANK	Forward	1/24/2018	0.8060	12/31/2018	0.8059	$967,080
1,200,000	USBANK	Option	1/24/2018	0.8060	12/31/2018	0.8059	$967,080

Schedule 5.15

Mexican Peso
Amount	Bank	Type	Contract Date	Spot Rate	Settlement Date	Contract Rate	US $$ Amount
9,700,000	BTMU	forward	10/16/2017	19.0000	4/10/2018	19.5260	$496,774
9,700,000	Fifth Third	forward	12/21/2017	19.5000	4/10/2018	19.8237	$489,313
8,000,000	JPM	forward	1/5/2018	19.2037	4/10/2018	19.4959	$410,343
19,000,000	JPM	forward	1/24/2018	18.5085	4/10/2018	18.7334	$1,014,231
23,400,000	BTMU	forward	10/16/2017	19.0000	5/10/2018	19.6115	$1,193,177
23,400,000	Fifth Third	forward	12/21/2017	19.5000	5/10/2018	19.9228	$1,174,534
8,000,000	JPM	forward	1/5/2018	19.2037	5/10/2018	19.5918	$408,334
19,000,000	JPM	forward	1/24/2018	18.5085	5/10/2018	18.8276	$1,009,157
11,800,000	BTMU	forward	10/16/2017	19.0000	6/11/2018	19.7030	$598,894
11,800,000	Fifth Third	forward	12/21/2017	19.5000	6/11/2018	20.0285	$589,160
8,000,000	JPM	forward	1/5/2018	19.2037	6/11/2018	19.6941	$406,213
19,500,000	JPM	forward	1/24/2018	18.5085	6/11/2018	18.9295	$1,030,138
6,000,000	JPM	forward	1/5/2018	19.2037	7/11/2018	19.7899	$303,185
19,000,000	Fifth Third	forward	12/21/2017	19.5000	7/11/2018	20.1405	$943,373
10,000,000	JPM	forward	1/24/2018	18.5085	7/11/2018	19.0248	$525,630
19,000,000	Fifth Third	forward	12/21/2017	19.5000	8/10/2018	20.2400	$938,735
19,000,000	Fifth Third	forward	12/21/2017	19.5000	9/12/2018	20.3550	$933,432
10,000,000	JPM	forward	1/24/2018	18.5085	9/12/2018	19.2224	$520,226
22,000,000	JPM	forward	1/24/2018	18.5085	10/11/2018	19.3109	$1,139,253
28,500,000	JPM	forward	1/24/2018	18.5085	11/9/2018	19.3986	$1,469,178
29,000,000	JPM	forward	1/24/2018	18.5085	12/13/2018	19.5010	$1,487,103

Schedule 5.15

(4)	Outstanding Balance (3/31/18)	$1,282,815.58
	Letter Type	Irrevocable Documentary Commercial Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	ASAHI DENSO COMPANY LTD.
	Applicant	POLARIS INDUSTRIES INC.
	Letter of Credit #	ILCMAX000151
	Issue Date	9/11/2015
	Expiry Date	2/21/2018

(5)	Outstanding Balance (3/31/18)	$1,751,855.31
	Letter Type	Irrevocable Documentary Commercial Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	ASAHI DENSO COMPANY LTD.
	Applicant	POLARIS INDUSTRIES INC.
	Letter of Credit #	ILCMAX000233
	Issue Date	11/29/2017
	Expiry Date	11/21/2018

(6)	Outstanding Balance (3/31/18)	$4,584,814.14
	Letter Type	Irrevocable Documentary Commercial Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	D.NAGATA CO., LTD
	Applicant	POLARIS INDUSTRIES INC.
	Letter of Credit #	ILCMAX000232
	Issue Date	12/13/2017
	Expiry Date	12/30/2018

(7)	Outstanding Balance (3/31/18)	$395,000.00
	Letter Type	Standby Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	CITY OF SPIRIT LAKE
	Applicant	POLARIS INDUSTRIES INC
	Letter of Credit #	SLCMMSP06922
	Issue Date	6/20/2013
	Expiry Date	6/20/2018

(8)	Outstanding Balance (3/31/18)	$16,244.46
	Letter Type	Standby Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	AXIS BANK LTD
	Applicant	POLARIS INDIA PVT LTD.
	Letter of Credit #	SLCMMSP08701
	Issue Date	8/21/2017
	Expiry Date	10/30/2018

(9)	Outstanding Balance (3/31/18)	$21,327.92
	Letter Type	Standby Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	AXIS BANK LTD
	Applicant	POLARIS INDIA PVT LTD.
	Letter of Credit #	SLCMMSP08754
	Issue Date	10/20/2017
	Expiry Date	11/20/2019

(10)	Outstanding Balance (3/31/18)	$36,893.73
	Letter Type	Standby Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	AXIS BANK
	Applicant	POLARIS INDIA PVT LTD
	Letter of Credit #	SLCMMSP08072
	Issue Date	3/9/2016
	Expiry Date	8/31/2018

(11)	Outstanding Balance (3/31/18)	$3,199.20
	Letter Type	Standby Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	AXIS BANK LTD
	Applicant	POLARIS INDIA PVT LTD
	Letter of Credit #	SCLMMSP08755
	Issue Date	10/20/2017
	Expiry Date	11/20/2019

(12)	Outstanding Balance (3/31/18)	$7,526.75
	Letter Type	Standby Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	AXIS BANK LTD
	Applicant	POLARIS INDIA PVT LTD
	Letter of Credit #	SLCMMSP08863
	Issue Date	1/23/2018
	Expiry Date	5/30/2019

(13)	Outstanding Balance (3/31/18)	$1,850,000.00
	Letter Type	Standby Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	Ace American Insurance Company
	Applicant	POLARIS INDUSTRIES INC
	Letter of Credit #	SLCMMSP07054
	Issue Date	10/17/2013
	Expiry Date	10/17/2018

(14)	Outstanding Balance (3/31/18)	$7,526.75
	Letter Type	Standby Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	AXIS BANK LTD
	Applicant	POLARIS INDIA PVT LTD
	Letter of Credit #	SLCMMSP08864
	Issue Date	1/23/2018
	Expiry Date	5/30/2019

(15)	Outstanding Balance (3/31/18)	$718,116.38
	Letter Type	Standby Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	COMMERZBANK AG
	Applicant	POLARIS SALES INC
	Letter of Credit #	SCLMMSP08721
	Issue Date	9/11/2017
	Expiry Date	11/30/2018

(19)	Outstanding Balance (3/31/18)	$200,000
	Letter Type	Standby Letter of Credit
	Issuing Bank	BANK OF AMERICA
	Beneficiary	Old Republic Insurance
	Applicant	POLARIS INDUSTRIES INC
	Letter of Credit #	T00000003101102
	Issue Date	11/18/2009
	Expiry Date	10/16/2018

(20)	Outstanding Balance (3/31/18)	$181,104.00
	Letter Type	Standby Letter of Credit
	Issuing Bank	BANK OF AMERICA
	Beneficiary	Bank of America NA
	Applicant	POLARIS SALES INC
	Letter of Credit #	T00000003118993
	Issue Date	1/18/2012
	Expiry Date	12/07/2018

(22)         Reference is made to the Credit Agreement. As disclosed in Schedule 5.4(a), certain Subsidiaries of the Company guaranteed the Company's obligations under the Credit Agreement.

Schedule 5.15

Section 5.15(c)

Reference is made to the Credit Agreement.  As disclosed in Schedule 5.4(a), certain Subsidiaries of the Company guaranteed the Company's obligations under the Credit Agreement.

Note:  The foregoing data is as of March 31, 2018.  The only material change since March 31, 2018 is that the outstanding principal balance on the Credit Agreement as of June 21, 2018 is $1,015,000,000.

Schedule 5.15

SCHEDULE 10.4

LIENS

	Debtor	Secured Party	Filing Office and Date	UCC File No.	Collateral Description
Polaris Industries Inc. [MN]
1.	Polaris Industries, Inc.	H.S. Die & Engineering Inc.	Minnesota Secretary of State on April 5, 2013 •Continuation filed 3-14-18	201331860499	Equipment
2.	Polaris Industries Inc.	IKON Financial Svcs	Minnesota Secretary of State on June 21, 2013	201332832086	Equipment
3.	Polaris Industries Inc.	Die-Tech and Engineering, Inc.	Minnesota Secretary of State on June 24, 2013	201332864862	Equipment
4.	Polaris Industries Inc.	IKON Financial Svcs	Minnesota Secretary of State on June 30, 2013	201332941719	Equipment
5.	Polaris Industries Inc.	IKON Financial Svcs	Minnesota Secretary of State on August 28, 2013	201333603933	Equipment
6.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on May 19, 2014	201436650453	Equipment
7.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on July 17, 2014	201437311713	Equipment
8.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on July 23, 2014	201437368310	Equipment
9.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on July 23, 2014	201437368334	Equipment
10.	Polaris Industries Inc.	H.S. Die & Engineering Inc.	Minnesota Secretary of State on August 28, 2014	201437742918	Equipment
11.	Polaris Industries Inc.	Die-Tech and Engineering, Inc.	Minnesota Secretary of State on September 16, 2014	201437927454	Equipment
12.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on September 22, 2014	201437989832	Equipment
13.	Polaris Industries Inc.	TCF Equipment Finance, a division of TCF National Bank	Minnesota Secretary of State on October 1, 2014	201438100771	Equipment
14.	Polaris Industries Inc.	First Western Bank & Trust dba All Lines Leasing	Minnesota Secretary of State on January 23, 2015	807479600036	Equipment
15.	Polaris Industries Inc.	Chemetall US Inc.	Minnesota Secretary of State on May 22, 2015	827653600030	Equipment
16.	Polaris Industries Inc.	Die-Tech and Engineering, Inc.	Minnesota Secretary of State on September 1, 2015	840336800025	Equipment
17.	Polaris Industries Inc.	IKON Financial Svcs	Minnesota Secretary of State on January 8, 2016	865584401269	Equipment
18.	Polaris Industries Inc.	GE Capital Information Technology Solutions, LLC	Minnesota Secretary of State on January 12, 2016	866457400398	Equipment
19.	Polaris Industries Inc.	Die-Tech and Engineering, Inc.	Minnesota Secretary of State on February 29, 2016	875769000027	Equipment
20.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on June 7, 2016	891100700261	Equipment
21.	Polaris Industries Inc.	Die-Tech and Engineering, Inc.	Minnesota Secretary of State on January 19, 2017	929625900028	Equipment
22.	Polaris Industries Inc.	IKON Financial Svcs	Minnesota Secretary of State on May 30, 2017	952168500261	Equipment
23.	Polaris Industries Inc.	Die-Tech & Engineering, Inc.	Minnesota Secretary of State on October 11, 2017	973270900021	Equipment
24.	Polaris Industries Inc.	Die-Tech and Engineering, Inc.	Minnesota Secretary of State on February 14, 2018	1000690500026	Equipment
25.	Polaris Industries Inc.	J.R. Automation Technologies, LLC	Minnesota Secretary of State on February 21, 2018	1001880900026	Equipment
26.	Polaris Industries Inc.	Die-Tech and Engineering, Inc.	Minnesota Secretary of State on April 16, 2018	1012806900022	Equipment
27.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on April 18, 2018	1013170900582	Equipment
28.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on April 20, 2018	1013519200032	Equipment
29.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on May 2, 2018	1015099900456	Equipment
30.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on June 7, 2018	1019890100228	Equipment

Schedule 10.4

Polaris Industries Inc. [DE]
31.	Polaris Industries Inc.	H.S. Die & Engineering Inc.	Delaware Secretary of State on January 15, 2013 •Continuation filed 1-12-18	20130192220	Equipment
32.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on July 18, 2013	20132774850	Equipment
33.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on February 19, 2014	20140649186	Equipment
34.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on April 9, 2014	20141393776	Equipment
35.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on April 28, 2014	20141648559	Equipment
36.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on June 23, 2014	20142469807	Equipment
37.	Polaris Industries Inc.	Marco, Inc.	Delaware Secretary of State on August 1, 2014	20143176179	Equipment
38.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on September 23, 2014 •Amendment filed 3-7-18 re collateral	20143799822	Equipment
39.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on October 8, 2014	20144042503	Equipment
40.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on October 8, 2014	20144042552	Equipment
41.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on October 8, 2014	20144042560	Equipment
42.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on November 5, 2014	20144467700	Equipment
43.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on November 13, 2014	20144575312	Equipment
44.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on November 19, 2014	20144681359	Equipment
45.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on December 22, 2014	20145211198	Equipment
46.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on February 5, 2015	20150514850	Equipment
47.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on March 19, 2015	20151160190	Equipment
48.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on March 27, 2015	20151305803	Equipment
49.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on April 8, 2015	20151496107	Equipment
50.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on April 29, 2015	20151827087	Equipment
51.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on May 15, 2015	20152100971	Equipment
52.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on June 19, 2015	20152643020	Equipment
53.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on August 10, 2015	20153463535	Equipment
54.	Polaris Industries Inc.	Custom Tool and Die Co.	Delaware Secretary of State on October 22, 2015	20154859574	Equipment
55.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on October 26, 2015	20154929765	Equipment
56.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on December 18, 2015	20156127533	Equipment
57.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on December 18, 2015	20156128697	Equipment
58.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on February 9, 2016	20160786424	Equipment
59.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on February 9, 2016	20160786457	Equipment
60.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on March 4, 2016	20161329729	Equipment
61.	Polaris Industries Inc.	Marco	Delaware Secretary of State on April 6, 2016	20162046819	Equipment
62.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on April 11, 2016	20162132866	Equipment
63.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on May 23, 2016	20163078142	Equipment
64.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on August 31, 2016	20165328560	Equipment
65.	Polaris Industries Inc.	TCF Equipment Finance	Delaware Secretary of State on September 12, 2016 •Amendment filed 8-30-17 re collateral	20165553506	Equipment
66.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on October 5, 2016 •Amendment filed 3-6-18 re collateral	20166108185	Equipment
67.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on October 7, 2016	20166161176	Equipment
68.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on October 13, 2016	20166299430	Equipment
69.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on December 5, 2016	20167536061	Equipment
70.	Polaris Industries Inc.	Accubilt, Inc.	Delaware Secretary of State on January 4, 2017	20170073186	Equipment
71.	Polaris Industries Inc.	Accubilt, Inc.	Delaware Secretary of State on January 4, 2017	20170073335	Equipment
72.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on January 25, 2017	20170552726	Equipment
73.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on March 2, 2017	20171394714	Equipment
74.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on April 6, 2017	20172241682	Equipment
75.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on April 6, 2017	20172241716	Equipment
76.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on January 31, 2018	20180720314	Equipment
77.	Polaris Industries Inc.	J.R. Automation Technologies, LLC	Delaware Secretary of State on February 21, 2018	20181212097	Equipment
78.	Polaris Industries Inc.	Marco	Delaware Secretary of State on April 13, 2018	20182533061	Equipment

Schedule 10.4

Polaris Sales Inc.
79.	Polaris Sales Inc.	General Motors LLC	Minnesota Secretary of State on May 19, 2014	201436645622	Equipment
80.	Polaris Sales Inc.	Polaris Acceptance
Minnesota Secretary of State on June 20, 2014
•Amendment filed on August 19, 2014 to restate collateral
•Amendment filed on August 19, 2014 to restate collateral
•Amendment filed on September 17, 2014 to restate collateral
•Amendment filed on October 3, 2014 to restate collateral
•Amendment filed on November 6, 2014 to restate collateral
•Amendment filed on December 9, 2014 to restate collateral
				201437025839 •20143766007 •20143766008 •20143794568 •20143812900 •20143849112 •798422000116	All accounts
Teton Outfitters, LLC
81.	Teton Outfitters, LLC	U.S. Bank Equipment Finance	Idaho Secretary of State on August 19, 2013	B2013-1128106-3	Equipment
TAP Automotive Holdings, LLC
82.	TAP Automotive Holdings, LLC	Max-Trac Tire Co., Inc.	Delaware Secretary of State on April 13, 2006 •Amendment filed on 12-15-08 •Amendment filed on 12-16-08 •Continuation filed on 11-15-10 •Amendment filed on 3-5-14 changing Debtor to TAP Automotive Holdings, LLC •Amendment filed on 3-5-14 to add TAP Worldwide, LLC •Continuation filed on 12-8-15 •Amendment filed on 2-19-18 changing Secured Party	20061253509	Equipment
83.	TAP Automotive Holdings, LLC	Synchrony Bank	Delaware Secretary of State on April 14, 2010 •Continuation filed on 3-5-15 •Amendment filed on 3-5-15 changing Secured Party	20101288392	Accounts
84.	TAP Automotive Holdings, LLC	Continental Tire The Americas, LLC	Delaware Secretary of State on April 20, 2010 •Continuation filed on 11-13-14	20101358617	Inventory and Dealer Allowances
85.	TAP Automotive Holdings, LLC	Raymond Leasing Corporation	Delaware Secretary of State on August 2, 2012 •Amendment filed 6-30-17 re collateral •Continuation filed 7-27-17	20122991489	Equipment
86.	TAP Automotive Holdings, LLC	Max-Trac Tire Co., Inc. dba Mickey Thompson Tires	Delaware Secretary of State on March 5, 2014 •Amendment filed 2-19-18 re Secured Party name change	20140845578	Equipment
Boat Holdings, LLC
87.	Boat Holdings, LLC	Canon Financial Services, Inc.	Delaware Secretary of State on December 1, 2015	20155708366	Equipment

Schedule 10.4

Highwater Marine LLC
88.	Highwater Marine LLC	Wells Fargo Commercial Distribution Finance, LLC	Delaware Secretary of State on October 21, 2015 •Amendment filed 5-27-16 changing Secured Party •2nd Amendment filed 5‑27‑16 re collateral •3rd Amendment filed 8‑10‑16 re collateral •4th Amendment filed 8-12-16 re collateral	20154834510	All inventory
89.	Highwater Marine LLC	Wells Fargo Bank, N.A.	Delaware Secretary of State on September 21, 2016	20165792500	Equipment
90.	Highwater Marine LLC	IBM Credit LLC	Delaware Secretary of State on June 5, 2017	20173670954	Equipment
Pontoon Boat, LLC
91.	Pontoon Boat, LLC	Wells Fargo Commercial Distribution Finance, LLC	Delaware Secretary of State on January 22, 2010 •Continuation filed 9-15-14 •Amendment filed 11-6-15 re collateral •2nd Amendment filed 11-6-15 changing Secured Party •3rd Amendment filed 5-27-16 changing Secured Party •4th Amendment filed 5-27-16 re collateral •5th Amendment filed 8-10-16 re collateral •6th Amendment filed 8-12-16 re collateral	20100229181	All inventory
92.	Pontoon Boat, LLC	Toyota Motor Credit Corporation	Delaware Secretary of State on April 16, 2014	20141498070	Equipment
93.	Pontoon Boat, LLC	Toyota Motor Credit Corporation	Delaware Secretary of State on June 3, 2014	20142154995	Equipment
94.	Pontoon Boat, LLC	Toyota Industries Commercial Finance	Delaware Secretary of State on January 5, 2016	20160056521	Equipment
95.	Pontoon Boat, LLC	Toyota Industries Commercial Finance, Inc.	Delaware Secretary of State on June 16, 2016	20163632054	Equipment
96.	Pontoon Boat, LLC	Toyota Industries Commercial Finance, Inc.	Delaware Secretary of State on July 18, 2016	20164324818	Equipment
97.	Pontoon Boat, LLC	Toyota Industries Commercial Finance, Inc.	Delaware Secretary of State on March 7, 2017	20171515094	Equipment
98.	Pontoon Boat, LLC	Toyota Industries Commercial Finance, Inc.	Delaware Secretary of State on April 19, 2017	20172557962	Equipment

NOTE:  A lien search under the name Polaris Acceptance Inc. revealed a UCC financing statement filed with the Minnesota Secretary of State (942040300030, filed March 22, 2017), however, the Debtor is Acceptance Partnership.

NOTE:  A federal and state tax lien search under the name of Polaris Sales Inc. revealed two federal tax lien filings with the Minnesota Secretary of State, however, the tax lien documents name the taxpayer as “Fish Lake Small Engine Repairs and, a Corporation Polaris Sales Inc.” and list the tax identification number as 41-1857252 with a residence address of Rte 3, Box 310, Fergus Falls, MN  56537-9468.  The tax identification number for Polaris Sales Inc. is 41-1921490 and there is no affiliation with the other taxpayer.  Polaris has notified the IRS of these filing errors.

Schedule 10.4

EXHIBIT 1.1

[FORM OF SERIES 2018 NOTE]

POLARIS INDUSTRIES INC.

4.23% SENIOR NOTE, SERIES 2018,
 DUE JULY 3, 2028

No. AR-[_____]	[Date]
$[_______]	PPN: 731068 B*2

FOR VALUE RECEIVED, the undersigned, POLARIS INDUSTRIES INC., a Minnesota corporation (the “Company”), promises to pay to [         ], or registered assigns, the principal sum of $[              ] (or so much thereof as shall not have been prepaid) on July 3, 2028, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.23% per annum from the date hereof, payable semiannually, on January 15 and July 15, in each year, commencing with the January 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make‑Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.23% or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A., or its successor, from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Master Note Purchase Agreement dated as of July 2, 2018 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits and subject to the terms thereof.  Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note has been registered with the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

Exhibit 1.1

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guaranteed pursuant to the terms of a Subsidiary Guaranty dated as of July 2, 2018 of the Subsidiary Guarantors, as amended or supplemented from time to time.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

POLARIS INDUSTRIES INC.

By:
Name:
Title:

Exhibit 1.1

EXHIBIT 1.2

POLARIS INDUSTRIES INC.
2100 Highway 55
Medina, MN 55340
(763) 542-0500
Fax: (763) 542-0599

[       ] SUPPLEMENT TO MASTER NOTE PURCHASE
AGREEMENT DATED AS OF JULY 2, 2018

Dated as of [             ]

TO EACH OF THE PURCHASERS LISTED IN
THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

POLARIS INDUSTRIES INC., a Minnesota corporation (the “Company”), agrees with you as follows:

1.            Background.  The Company entered into a Master Note Purchase Agreement dated as of July 2, 2018 with the purchasers listed in Schedule A thereto [and one or more supplements or amendments thereto] (as heretofore amended and supplemented, the “Note Purchase Agreement”) providing for the issuance by the Company of up to $500,000,000  aggregate principal amount of Additional Notes in series.  Pursuant to the Note Purchase Agreement, the Company has issued $350,000,000 aggregate principal amount of Series 2018 Notes [and {insert reference to any other series so issued}].  Capitalized terms used but not defined herein have the meanings ascribed in the Note Purchase Agreement.

2.            Authorization of the New Series of Additional Notes.  The Company has authorized the issue and sale of [          ] aggregate principal amount of Notes to be designated as its [   %] [Floating Rate] Senior Notes, Series [    ], due [    ], [    ] (the “Series [    ] Notes”). The Series [    ] Notes, together with the Series 2018 Notes [and the Series [    ] Notes] heretofore issued pursuant to the Note Purchase Agreement and each series of Additional Notes that may from time to time hereafter be issued pursuant to the provisions of Section 1.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement).  The Series [    ] Notes shall be substantially in the form set out in Exhibit 1 to this [    ] Supplement, (this “Supplement”) with such changes therefrom, if any, as may be approved by you and the other Purchasers and the Company. [For Floating Rate Notes, add Floating Rate interest rate provisions].

Exhibit 1.2

3.            Sale and Purchase of Series [    ] Notes.  Subject to the terms and conditions of this [    ] Supplement and the Note Purchase Agreement, the Company will issue and sell to you and each of the other Purchasers named in the attached Schedule A (the “Other Purchasers”), and you and each of the Other Purchasers will purchase from the Company, at the Closing provided for in Section 4, Series [    ] Notes in the principal amount specified opposite your respective names in the attached Schedule A at the purchase price of 100% of the principal amount thereof.  Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

4.            Closing.  The sale and purchase of the Series [    ] Notes to be purchased by the Purchasers shall occur at the offices of [                                 ] at 9:00 a.m., [    ] time, at a closing (the “Closing”) on [    ], [    ] or on such other Business Day thereafter on or prior to [    ], [    ] as may be agreed upon by the Company and you and the Other Purchasers.  At the Closing the Company will deliver to you the Series [    ] Notes to be purchased by you in the form of a single Note (or such greater number of Series [    ] Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number [            ] at [Name and Address of Bank], ABA No. [          ].  If at the Closing the Company fails to tender such Series [    ] Notes to you as provided above in this Section 4, or any of the conditions specified in Section 5 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Supplement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

5.            Conditions to Closing.  Your obligation to purchase and pay for the Series [    ] Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement, as hereafter modified, and to the following additional conditions:

[Set forth any modifications and additional conditions.]

6.            Representations and Warranties of the Company.  The Company represents and warrants to you that each of the representations and warranties contained in Section 5 of the Note Purchase Agreement is true and correct as of the date hereof (unless limited to an earlier date, in which case, as of such earlier date) (i) except that all references to “Purchaser” and “you” therein shall be deemed to refer to you and the Other Purchasers hereunder, all references to “this Agreement” shall be deemed to refer to the Note Purchase Agreement as supplemented by this Supplement, and all references to “Notes” therein shall be deemed to include the Series [    ] Notes, and (ii) except for changes to such representations and warranties or the Schedules referred to therein that are set forth in the attached Schedule 6.

7.            Representations of the Purchasers.  You confirm to the Company that the representations and agreements set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement are true and correct as to you.

Exhibit 1.2

8.            Prepayment of the Series [   ] Notes.  [Insert here optional and mandatory prepayment provisions for the Series [    ] Notes, including prepayment premiums, breakage amounts or Make-Whole Amounts, if any.]

9.            Applicability of Note Purchase Agreement.  Except as otherwise expressly provided herein (and expressly permitted by the Note Purchase Agreement), all of the provisions of the Note Purchase Agreement are incorporated by reference herein and shall apply to the Series [    ] Notes as if expressly set forth in this Supplement.

If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.  This Supplement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Very truly yours,

POLARIS INDUSTRIES INC.

By:
Name:
Title:

Exhibit 1.2

The foregoing is agreed
to as of the date thereof.

[ADD PURCHASER SIGNATURE BLOCKS]

Exhibit 1.2

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series [ ] Notes to be Purchased

Register Notes in name of:

All scheduled payments of principal and interest
 by wire transfer of immediately available funds to:

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, premium, or interest.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

1.	All notices of payments and written confirmations of such wire transfers:

2.	Original notes delivered to:

3.	All other communications:

4.	Address for e-mail notices:

5.	Tax ID No.

Exhibit 1.2

Schedule 6 to
[    ] Supplement

EXCEPTIONS TO REPRESENTATIONS
 AND WARRANTIES

Exhibit 1.2

Exhibit 1 to
Supplement

FORM OF SERIES [    ] NOTE

Exhibit 1.2

EXHIBIT 1.3

FORM OF SUBSIDIARY GUARANTY

THIS GUARANTY (this “Guaranty”) dated July 2, 2018 is made by the undersigned (each, a “Guarantor”), in favor of the holders from time to time of the Notes hereinafter referred to, including each purchaser named in the Note Purchase Agreement or supplement thereto hereinafter referred to, and their respective successors and assigns (collectively, the “Holders” and each individually, a “Holder”).

W I T N E S S E T H:

WHEREAS, POLARIS INDUSTRIES INC., a Minnesota corporation (the “Company”), and the initial Holders have entered into a Master Note Purchase Agreement dated as of July 2, 2018 (the Master Note Purchase Agreement as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the “Note Purchase Agreement”);

WHEREAS, pursuant to the Note Purchase Agreement, the Company has issued $350,000,000 principal amount of Series 2018 Notes;

WHEREAS, the Note Purchase Agreement contemplates the issuance by the Company of Notes (as defined in the Note Purchase Agreement) in one or more series and tranches, up to $500,000,000 aggregate principal amount;

WHEREAS, the Company directly or indirectly owns all or a substantial portion of the issued and outstanding capital stock or membership interests, as the case may be, of each Guarantor and, by virtue of such ownership and otherwise, such Guarantor will derive substantial benefits from the purchase by the Holders of the Company’s Notes;

WHEREAS, it is a condition precedent to the obligation of the Holders to purchase the Series 2018 Notes that each Guarantor shall have executed and delivered this Guaranty to the Holders and it is and will be a condition to the sale of subsequent series of the Notes that this Guaranty run in favor of the holders of such subsequent series of Notes; and

WHEREAS, each Guarantor desires to execute and deliver this Guaranty to satisfy the conditions described in the preceding paragraph;

NOW, THEREFORE, in consideration of the premises and other benefits to each Guarantor and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, each Guarantor makes this Guaranty as follows:

SECTION 1.                          Definitions.  Any capitalized terms not otherwise herein defined shall have the meanings attributed to them in the Note Purchase Agreement.

Exhibit 1.3

SECTION 2.                          Guaranty.  Each Guarantor, jointly and severally with each other Guarantor, unconditionally and irrevocably guarantees to the Holders the due, prompt and complete payment by the Company of the principal of, make-whole amount, if any, prepayment premium, if any, breakage amount, if any, and interest on, and each other amount due under, the Notes or the Note Purchase Agreement, when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise) in accordance with the terms of the Notes and the Note Purchase Agreement (the Notes and the Note Purchase Agreement being sometimes hereinafter collectively referred to as the “Note Documents” and the amounts payable by the Company under the Note Documents, and all other monetary obligations of the Company thereunder (including any attorneys’ fees and expenses), being sometimes collectively hereinafter referred to as the “Obligations”).  This Guaranty is a guaranty of payment and not just of collectibility and is in no way conditioned or contingent upon any attempt to collect from the Company or upon any other event, contingency or circumstance whatsoever.  If for any reason whatsoever the Company shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable, each Guarantor, without demand, presentment, protest or notice of any kind, will forthwith pay or cause to be paid such amounts to the Holders under the terms of such Note Documents, in lawful money of the United States, at the place specified in the Note Purchase Agreement, or perform or comply with the same or cause the same to be performed or complied with, together with interest (to the extent provided for under such Note Documents) on any amount due and owing from the Company.  Each Guarantor, promptly after demand, will pay to the Holders the reasonable costs and expenses of collecting such amounts or otherwise enforcing this Guaranty, including, without limitation, the reasonable fees and documented out-of-pocket expenses of counsel.  Notwithstanding the foregoing, the right of recovery against each Guarantor under this Guaranty is limited to the extent it is judicially determined with respect to any Guarantor that entering into this Guaranty would violate Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law, in which case such Guarantor shall be liable under this Guaranty only for amounts aggregating up to the largest amount that would not render such Guarantor’s obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law.

SECTION 3.                          Guarantor’s Obligations Unconditional.  The obligations of each Guarantor under this Guaranty shall be primary, absolute and unconditional obligations of each Guarantor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim each Guarantor or any other person may have against the Company or any other person, and to the full extent permitted by applicable law shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not each Guarantor or the Company shall have any knowledge or notice thereof), including:

(a)            any termination, amendment or modification of or deletion from or addition or supplement to or other change in any of the Note Documents or any other instrument or agreement applicable to any of the parties to any of the Note Documents;

(b)            any furnishing or acceptance of any security, or any release of any security, for the Obligations, or the failure of any security or the failure of any person to perfect any interest in any collateral;

Exhibit 1.3

(c)            any failure, omission or delay on the part of the Company to conform or comply with any term of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above, including, without limitation, failure to give notice to any Guarantor of the occurrence of a “Default” or an “Event of Default” under any Note Document;

(d)            any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Note Document, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Company, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

(e)            any failure, omission or delay on the part of any of the Holders to enforce, assert or exercise any right, power or remedy conferred on such Holder in this Guaranty, or any such failure, omission or delay on the part of such Holder in connection with any Note Document, or any other action on the part of such Holder;

(f)            any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to the Company, any other Guarantor or to any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

(g)            any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Note Documents or any other agreement or instrument referred to in paragraph (a) above or any term hereof;

(h)            any merger or consolidation of the Company or any Guarantor into or with any other Person, or any sale, lease or transfer of any of the assets of the Company or any Guarantor to any other person;

(i)            any change in the ownership of any shares of capital stock of the Company or any change in the corporate relationship between the Company and any Guarantor, or any termination of such relationship;

(j)            any release or discharge, by operation of law, of any other Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty; or

(k)            any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense (other than the defense of payment)or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against any Guarantor.

Exhibit 1.3

SECTION 4.                          Full Recourse Obligations.  The obligations of each Guarantor set forth herein constitute the full recourse obligations of such Guarantor enforceable against it (subject to the last sentence of Section 2) to the full extent of all its assets and properties.

SECTION 5.                          Waiver.  Each Guarantor unconditionally waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in Section 3, (b) notice to such Guarantor of the incurrence of any of the Obligations, notice to such Guarantor or the Company of any breach or default by such Guarantor or the Company with respect to any of the Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the Holders against such Guarantor, (c) presentment to or demand of payment from the Company or the Guarantor with respect to any amount due under any Note Document or protest for nonpayment or dishonor, (d) any right to the enforcement, assertion or exercise by any of the Holders of any right, power, privilege or remedy conferred in the Note Purchase Agreement or any other Note Document or otherwise, (e) any requirement of diligence on the part of any of the Holders, (f) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any Note Document, (g) any notice of any sale, transfer or other disposition by any of the Holders of any right, title to or interest in the Note Purchase Agreement or in any other Note Document and (h) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release (other than a release of such Guarantor herefrom pursuant to Section 9.7 (b) of the Note Purchase Agreement) or defense of a guarantor or surety (other than the defense of payment) or which might otherwise limit recourse against such Guarantor.

SECTION 6.                          Subrogation, Contribution, Reimbursement or Indemnity.  Until all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including Section 509 thereof, under common law or otherwise) of any of the Holders against the Company or against any collateral security or guaranty or right of offset held by the Holders for the payment of the Obligations. Until all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Company which may have arisen in connection with this Guaranty.  So long as any Obligations remain outstanding, if any amount shall be paid by or on behalf of the Company to any Guarantor on account of any of the rights waived in this Section 6, such amount shall be held by such Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Holders (duly endorsed by such Guarantor to the Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine.  The provisions of this Section 6 shall survive the term of this Guaranty and the payment in full of the Obligations.

Exhibit 1.3

SECTION 7.                          Effect of Bankruptcy Proceedings, etc.  This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to any of the Holders pursuant to the terms of the Note Purchase Agreement or any other Note Document is rescinded or must otherwise be restored or returned by such Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or other person or any substantial part of its property, or otherwise, all as though such payment had not been made.  If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Company or any other person of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of the principal amount of the Notes and all other Obligations shall be deemed to have been accelerated with the same effect as if any Holder had accelerated the same in accordance with the terms of the Note Purchase Agreement or other applicable Note Document, and such Guarantor shall forthwith pay such principal amount, make-whole amount, if any, prepayment premium, if any, breakage amount, if any, and interest thereon and any other amounts guaranteed hereunder without further notice or demand.

SECTION 8.                          Term of Agreement.  This Guaranty and all guaranties, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Obligations shall be paid and performed in full and all of the agreements of such Guarantor hereunder shall be duly paid and performed in full; provided that each Guarantor shall be automatically and immediately released herefrom without any further act by any Person as provided in Section 9.7(b) of the Note Purchase Agreement.

SECTION 9.                          Representations and Warranties.  Each Guarantor represents and warrants to each Holder that:

(a)            such Guarantor is a corporation, limited partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the corporate, limited partnership or limited liability company, as the case may be, power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

(b)            this Guaranty has been duly authorized by all necessary corporate, partnership or limited liability company action (as the case may be) on the part of such Guarantor and upon execution and delivery hereof will constitute the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(c)            the execution, delivery and performance by such Guarantor of this Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor under, any agreement, or corporate charter or by-laws, to which such Guarantor is bound or by which such Guarantor or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or (iii) violate any provisions of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor;

Exhibit 1.3

(d)            no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority is required as to such Guarantor in connection with the execution, delivery or performance of this Guaranty by such Guarantor;

(e)            no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby or (ii) which could reasonably be expected to have a Material Adverse Effect;

(f)            after giving effect to the transactions contemplated herein, (i) the present value of the assets of such Guarantor, at a fair valuation, is in excess of the amount that will be required to pay its probable liability on its existing debts as said debts become absolute and matured, (ii) the property remaining in the hands of such Guarantor is not an unreasonably small capital and (iii) such Guarantor is able to pay its debts as they mature; and

(g)            after giving effect to the issuance and sale of the Notes and the application of the proceeds thereof and due consideration to any rights of contribution and reimbursement, such Guarantor has received fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder or as contemplated hereunder.

SECTION 10.                                        Notices.  All notices and communications provided for hereunder shall be in writing and sent (a) by electronic mail or facsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid), addressed (a) if to the Company or any Holder at the address or telecopy number set forth in the Note Purchase Agreement or (b) if to a Guarantor, in care of the Company at the Company’s address or telecopy number set forth in the Note Purchase Agreement, or in each case at such other address or telecopy number as the Company, any Holder or such Guarantor shall from time to time designate in writing to the other parties.  Any notice so addressed shall be deemed to be given when actually received.

SECTION 11.                                        Survival.  All warranties, representations and covenants made by each Guarantor herein or in any certificate or other instrument delivered by it or on its behalf hereunder shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by any of the Holders.  All statements in any such certificate or other instrument shall constitute warranties and representations by such Guarantor hereunder.

Exhibit 1.3

SECTION 12.                                        Jurisdiction and Process; Waiver of Jury Trial.

(a)            Each Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York state or Federal court sitting in New York City, over any suit, action or proceeding arising out of or relating solely to this Agreement or the Notes.  To the fullest extent permitted by applicable law, each Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)            Each Guarantor consents to process being served in any suit, action or proceeding solely of the nature referred to in Section 12(a) by mailing a copy thereof by registered or certified or priority mail, postage prepaid, return receipt requested, or delivering a copy thereof in the manner for delivery of notices specified in Section 10, to it.  Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)            Nothing in this Section 12 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)            EACH GUARANTOR WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

SECTION 13.                                        Miscellaneous.  Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, each Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect.  The terms of this Guaranty shall be binding upon, and inure to the benefit of, each Guarantor and the Holders and their respective successors and assigns.  Except for a release and discharge of a Guarantor from this Guaranty permitted by, and in compliance with, Section 9.7(b) of the Note Purchase Agreement, no term or provision of this Guaranty may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by each Guarantor and the Required Holders.  The section and paragraph headings in this Guaranty are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty.  This Guaranty shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the state of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

Exhibit 1.3

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.

POLARIS ACCEPTANCE INC.
POLARIS INDUSTRIES INC. [DE]
POLARIS SALES INC.
INDIAN MOTORCYCLE COMPANY
INDIAN MOTORCYCLE INTERNATIONAL, LLC
TAP AUTOMOTIVE HOLDINGS, LLC
TETON OUTFITTERS, LLC
POLARIS DIRECT INC.
INDIAN MOTORCYCLE USA LLC

By:
Michael T. Speetzen,
Vice President-Finance, Chief Financial Officer and Treasurer

NORTH 54 INSURANCE, INC.

By:
Michael T. Speetzen, President

POLARIS SALES EUROPE INC.

By:
Michael T. Speetzen,
Vice President and Treasurer

BOAT HOLDINGS, LLC
PONTOON BOAT, LLC
HIGHWATER MARINE LLC

By:
Michael T. Speetzen,

Exhibit 1.3

FORM OF JOINDER TO SUBSIDIARY GUARANTY

The undersigned (the “Guarantor”), joins in the Subsidiary Guaranty dated as of July 2, 2018 from the Guarantors named therein in favor of the Holders, as defined therein, and agrees to be bound by all of the terms thereof and represents and warrants to the Holders that:

(a)            the Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

(b)            this Guaranty has been duly authorized by all necessary corporate, partnership or limited liability company action (as the case may be) on the part of such Guarantor and upon execution and delivery hereof will constitute the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(c)            the execution, delivery and performance by such Guarantor of this Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor under, any agreement, or corporate charter or by-laws, to which such Guarantor is bound or by which such Guarantor or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or (iii) violate any provisions of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor;

(d)            no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority is required in connection with the execution, delivery, performance of this Joinder;

(e)            no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or any of its properties or revenues (i) with respect to this Joinder, the Subsidiary Guaranty or any of the transactions contemplated hereby or thereby or (ii) that could reasonably be expected to have a Material Adverse Effect;

(f)            after giving effect to the transactions contemplated herein, (i) the present value of the assets of the Guarantor, at a fair valuation, is in excess of the amount that will be required to pay its probable liability on its existing debts as said debts become absolute and matured, (ii) the property remaining in the hands of the Guarantor is not an unreasonably small capital, and (iii) the Guarantor is able to pay its debts as they mature; and

Exhibit 1.3

(g)            after giving effect to the issuance and sale of the Notes and the application of the proceeds thereof and due consideration to any rights of contribution and reimbursement, such Guarantor has received fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder or as contemplated hereunder.

Capitalized terms used but not defined herein have the meanings ascribed in the Subsidiary Guaranty.

IN WITNESS WHEREOF, the undersigned has caused this Joinder to Subsidiary Guaranty to be duly executed as of __________, ____.

[Name of Guarantor]

By:
Name:
Title:

Exhibit 1.3

EXHIBIT 4.4(a)

FORM OF OPINIONS OF COUNSEL
 TO THE COMPANY

The opinion of Kaplan, Strangis and Kaplan, P.A., counsel to the Company, shall be to the effect that:

1.            Each of the Company and each Subsidiary Guarantor is a corporation duly incorporated, validly existing in good standing under the laws of its jurisdiction of incorporation, and each has all requisite corporate power and authority, in the case of the Company, to enter into and perform the Note Purchase Agreement and to issue and sell the Series 2018 Notes, and, in the case of each Subsidiary Guarantor, to execute, deliver and perform the Subsidiary Guaranty.

2.            The Note Purchase Agreement and the Series 2018 Notes have been duly authorized by proper corporate action on the part of the Company, have been duly executed and delivered by an authorized officer of the Company.

3.            The Subsidiary Guaranty has been duly authorized by proper action on the part of each Subsidiary Guarantor, has been duly executed and delivered by an authorized officer of each Subsidiary Guarantor.

4.            A federal or state court sitting in Minnesota should honor the parties’ choice of the internal laws of the State of New York as the law applicable to the Note Purchase Agreement, the Notes and the Subsidiary Guaranty; provided, however, that a federal or state court sitting in Minnesota might not give effect to such choice of law provisions if giving effect thereto was determined to be contrary to the fundamental policy of the state of Minnesota.  We are not aware of any existing precedent of a Minnesota court refusing to give effect to a choice of law provision in a commercial contract on purely public policy grounds.  We have, however, assumed for purposes of this opinion that in selecting governing law, the parties are acting in good faith and without an intent to evade the law of any otherwise applicable jurisdiction.  Notwithstanding the foregoing, if such court were to apply Minnesota law, the Note Purchase Agreement, the Notes and the Subsidiary Guaranty are enforceable in accordance with their terms, except to the extent the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

5.            The offer, sale and delivery of the Notes and the Subsidiary Guaranty do not require the registration of the Notes or the Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

6.            No authorization, approval or consent of, and no designation, filing, declaration, registration and/or qualification with, any Governmental Authority under applicable law is necessary or required in connection with the execution, delivery and performance by the Company of the Note Purchase Agreement or the offer, issuance and sale by the Company of the Notes.

Exhibit 4.4(a)

7.            The issuance and sale of the Notes by the Company, and the execution, delivery and performance by the Company of the terms and conditions of the Notes and the Agreement, do not result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation or imposition of any Lien on, the property of the Company or any Subsidiary pursuant to the provisions of (i) the certificate or articles of incorporation or bylaws, or other organizational documents of the Company or any Subsidiary, (ii) any loan agreement or evidence of Indebtedness or other Material agreement or instrument to which the Company or any Subsidiary Guarantor is a party or by which any of them or their property is bound or may be affected, (iii) any applicable law (including usury laws) or regulation applicable to the Company, or (iv) to the knowledge of such counsel, any order, writ, injunction or decree of any court or Governmental Authority applicable to the Company.

8.            The execution, delivery and performance of the Subsidiary Guaranty will not conflict with, or result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation or imposition of any Lien on, the property of any Subsidiary Guarantor pursuant to the provisions of (i) its certificate or articles of incorporation or by-laws, (ii) any loan agreement or evidence of Indebtedness or other Material agreement or instrument to which any Subsidiary Guarantor is a party or by which any of them or their property is bound or may be affected, (iii) any law or regulation applicable to any Subsidiary Guarantor, or (iv) to the knowledge of such counsel, any order, writ, injunction or decree of any court or Governmental Authority applicable to any Subsidiary Guarantor.

9.            To such counsel’s knowledge there are no actions, suits or proceedings pending, or threatened against the Company or any Subsidiary, at law or in equity or before or by any Governmental Authority, that are likely to result, individually or in the aggregate, in a Material Adverse Effect.

10.            Neither the Company nor any Subsidiary is an “investment company” or a company “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

11.            The issuance of the Notes and the intended use of the proceeds of the sale of the Notes do not violate or conflict with Regulation U, T or X of the Board of Governors of the Federal Reserve System.

The opinion of Kaplan, Strangis and Kaplan, P.A. shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request.  The opinion may be subject to customary limitations and assumptions.  With respect to matters of fact on which such opinions are based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company.  With respect to matters governed by the laws of any jurisdiction other than the United States of America and the State of Minnesota, such counsel may rely upon the opinions of counsel deemed (and stated in their opinion to be deemed) by them to be competent and reliable.  Such opinions shall state that subsequent transferees and assignees of the Notes may rely thereon.

Exhibit 4.4(a)

EXHIBIT 4.4(b)

FORM OF OPINION OF SPECIAL COUNSEL
 TO THE PURCHASERS

The opinion of Foley & Lardner LLP, special counsel to the Purchasers, shall be to the effect that:

1.            The Agreement and the Notes are enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

2.            The Subsidiary Guaranty is enforceable against the Subsidiary Guarantors in accordance with its terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

3.            Based on the representations set forth in the Agreement, the offer, sale and delivery of the Notes and delivery of the Subsidiary Guaranty do not require the registration of the Notes or the Subsidiary Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

4.            No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Note Purchase Agreement or the Notes.

Foley & Lardner LLP may rely on the opinion of Kaplan, Strangis and Kaplan, P.A. delivered to you pursuant to the Agreement as to the authorization, execution and delivery by the Company of the Note Purchase Agreement and the Notes, as to the authorization, execution and delivery by each Subsidiary Guarantor of the Subsidiary Guaranty and as to all matters of Minnesota law.  The opinion of Foley & Lardner LLP shall state that such opinion is satisfactory in form and scope to it, and that, in its opinion, the Purchasers and it are justified in relying thereon.  The opinion shall state that subsequent transferees and assignees of the Notes may rely thereon and shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request.

Exhibit 4.4(a)